UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
MODIV INDUSTRIAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MODIV INDUSTRIAL, INC.
2195 South Downing Street
Denver, Colorado 80210
www.modiv.com
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 23, 2025
Dear Stockholder:
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Modiv Industrial, Inc., a Maryland corporation (the “Company”), will be held in a virtual-only format at www.virtualshareholdermeeting.com/MDV2025 on Wednesday, July 23, 2025 at 11:30 a.m. Mountain Time. The virtual meeting will utilize online tools that ensure stockholders have the same rights and opportunities to participate, as described below, as they would at an in-person meeting. Stockholders will not be able to attend the Annual Meeting in-person.
We are holding this meeting for the following purposes:
1.
To consider and vote upon the election of the five director nominees named in the accompanying proxy statement to serve until our 2026 annual meeting of stockholders and until their respective successors are duly elected and qualify.

The Board of Directors recommends a vote FOR each of the director nominees.
2.	To consider and vote upon the ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the year ending December 31, 2025.
The Board of Directors recommends a vote FOR the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2025.
3.	To approve, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers for the year ended December 31, 2024 (“say-on-pay” vote).
The Board of Directors recommends that stockholders vote FOR the say-on-pay proposal.
4.
To approve an amendment to our charter to effect a reverse stock split of our outstanding Class C common stock, $0.001 par value per share, at a ratio of not less than 1-for-500 and not greater than 1-for-1,500, with the exact ratio to be set within that range at the discretion of our Board of Directors and with such action to be effected at such time and date, if at all, as determined by the Board of Directors prior to December 31, 2026 without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”). The purpose of the Reverse Stock Split is to facilitate greater administrative efficiencies with our transfer agent, reduce costs and increase stockholder liquidity. Following the Reverse Stock Split, we intend to monitor the trading and liquidity of our common stock on the NYSE. If deemed advisable and in the best interests of our Company, the Board of Directors may in the future authorize the Company to effect a forward stock split of at least 500-to-1 as described in the Reverse Stock Split Proposal.

The Board of Directors recommends that stockholders vote FOR the Reverse Stock Split Proposal.

5.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.
The Board of Directors has fixed the close of business on April 24, 2025 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.
Whether you plan to attend the Annual Meeting virtually and vote virtually or not, we urge you to submit your proxy as early as possible to authorize how your shares will be voted at the Annual Meeting. Stockholders may submit a proxy to vote their shares: (1) via the Internet; (2) by phone by calling 1-800-690-6903 to reach a toll-free, automated touchtone voting line; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail.
YOUR VOTE IS VERY IMPORTANT! Your prompt response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Attending the Virtual Annual Meeting
In order to attend the virtual Annual Meeting, vote and submit questions during the Annual Meeting, please log into the virtual meeting platform at www.virtualshareholdermeeting.com/MDV2025 and enter the 16-digit control number. The control number can be found on the proxy card or voting instruction form. If you hold shares through a brokerage account, individual retirement account (“IRA”) or 401(k), please follow the instructions from your bank, broker or nominee included with these proxy materials or contact your bank, broker or nominee to request a control number if needed.
The virtual Annual Meeting will begin promptly at 11:30 a.m. Mountain Time, and online access will begin at 11:15 a.m. Mountain Time. We encourage you to access the virtual Annual Meeting prior to the start time.

By Order of the Board of Directors

Raymond J. Pacini Chief Financial Officer and Secretary

Denver, Colorado April 30, 2025

2195 South Downing Street
Denver, Colorado 80210
Proxy Statement
For the Annual Meeting of Stockholders
to be Held on July 23, 2025
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Modiv Industrial, Inc., a Maryland corporation, for use at the annual meeting of stockholders to be held virtually at www.virtualshareholdermeeting.com/MDV2025 on Wednesday, July 23, 2025 at 11:30 a.m. Mountain Time (the “Annual Meeting”). On or about April 30, 2025, proxy materials for the Annual Meeting, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Annual Report”), are being made available to stockholders entitled to vote at the Annual Meeting.
When used in this Proxy Statement, the terms “we,” “us,” “our,” “Modiv,” “Modiv Industrial, Inc.,” or the “Company” refer to Modiv Industrial, Inc. and its subsidiaries unless the context requires otherwise. In this Proxy Statement, we refer to our Class C common stock, $0.001 par value per share, as our “common stock.”
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS: This Proxy Statement and the 2024 Annual Report are available on the Internet at https://www.proxyvote.com/MDV. The information contained on this website is not part of, or incorporated by reference in, this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q:	Why am I receiving materials in connection with the Annual Meeting?
A:
As permitted by the Securities and Exchange Commission (“SEC”), we are furnishing to stockholders our Notice of Annual Meeting of Stockholders, Proxy Statement and 2024 Annual Report primarily over the Internet. These materials are being made available to you because the Board of Directors is soliciting your proxy to vote your shares of our common stock at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting.

Stockholders who previously consented to electronic delivery of our proxy materials have received an e-mail containing links to our proxy materials and instructions for submitting a proxy via the Internet to authorize the voting of their shares at the Annual Meeting. All other stockholders are receiving a paper copy of proxy materials in the mail. If you receive the proxy materials in the mail but would like to receive future proxy materials over the Internet, and your shares of common stock are held by Computershare, our transfer agent, please go to https://www.computershare.com/us/individuals/i-am-a-shareholder/receive-your-shareholder-communications-digitally and consent to electronic delivery. If your shares of common stock are held in your brokerage account, please notify your broker that you elect electronic delivery. The information contained on this website is not part of, or incorporated by reference in, this Proxy Statement.
Q:	What is a proxy?
A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Raymond J. Pacini and John Raney, each of whom is one of our officers, as your proxies, and you are authorizing each of them to vote your shares of common stock at the Annual Meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. If you properly submit your proxy without instructions, they will vote your shares (i) FOR each of the director nominees, (ii) FOR the ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the year ending December 31, 2025, (iii) FOR approval, on an advisory (non-binding) basis, of the compensation paid to the Company’s named executive officers for the year ended December 31, 2024 (“say-on-pay” vote), and (iv) FOR approval of the Reverse Stock Split Proposal. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion. It is important for you to submit your proxy via the Internet (or by mail if you requested and received a printed copy of the proxy materials) or by phone as soon as possible whether or not you plan on attending the Annual Meeting.

Q:	When is the Annual Meeting and where will it be held?
A:	The Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/MDV2025 on Wednesday, July 23, 2025 at 11:30 a.m. Mountain Time.
Q:	Who is entitled to attend and vote at the Annual Meeting?
A:
Anyone who is a stockholder of record of our common stock at the close of business on April 24, 2025, the record date, or holds a valid proxy for the Annual Meeting from a stockholder of record as of the record date, is entitled to attend and vote at the Annual Meeting. If you are not a stockholder of record but hold shares through a brokerage account, IRA or 401(k) plan, please follow the instructions from your bank, broker or nominee included with these proxy materials or contact your bank, broker or nominee and request a control number from them if needed. All stockholders of record will receive a 16-digit control number in their proxy materials which will allow them to enter the Annual Meeting virtually at www.virtualshareholdermeeting.com/MDV2025.

Q:	Will my vote make a difference?
A:
Yes. Your vote could affect the outcome of the proposals described in this Proxy Statement. Moreover, your vote is needed to ensure that there is a quorum for the meeting and that the proposals described herein can be acted upon.YOUR VOTE IS VERY IMPORTANT! Your prompt response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:	How many shares of common stock are entitled to vote at the Annual Meeting?
A:	As of April 24, 2025, there were 10,108,147 shares of our common stock outstanding and entitled to vote at the Annual Meeting.
Q:	What constitutes a quorum?
A:
A quorum consists of the presence virtually or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast on any matter at the Annual Meeting. There must be a quorum present in order for the Annual Meeting to be a duly held meeting at which business can be conducted. If you submit your proxy, even if you abstain from voting, then you will still be considered part of the quorum. Broker non-votes will also be counted as present for purposes of determining the presence of a quorum.

Q:	How many votes do I have?
A:	You are entitled to one vote for each share of common stock you held as of the close of business on the record date. Votes may not be cumulated in the election of directors.
Q:	What may I consider and vote on?
A:	You may consider and vote on:
(1)	the election of the five director nominees named in this Proxy Statement to serve until our 2026 annual meeting of stockholders and until their respective successors are duly elected and qualify;
(2)	the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2025;
(3)	the approval, on an advisory (non-binding) basis, of the compensation paid to the Company’s named executive officers for the year ended December 31, 2024 (“say-on-pay” vote);
(4)	the approval of the Reverse Stock Split Proposal; and
(5)	such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.
Q:	How does the Board of Directors recommend I vote on the proposals?
A:	The Board of Directors recommends that you vote:
(1)	FOR each of the nominees for election to the Board of Directors who are named in this Proxy Statement;
(2)	FOR the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2025;
(3)	FOR the advisory (non-binding) proposal regarding the compensation paid to our named executive officers for the year ended December 31, 2024; and
(4)	FOR the Reverse Stock Split Proposal.
Q:	How can I vote at the virtual Annual Meeting?
A:
If you are a stockholder of record, you have the right to vote at the virtual Annual Meeting, and any previous proxies that you authorized will be superseded by the vote that you cast at the Annual Meeting. In order to vote at the virtual Annual Meeting, please log into the virtual meeting platform at www.virtualshareholdermeeting.com/MDV2025 and enter the 16-digit control number. The control number can be found on the proxy card. You may also attend the virtual Annual Meeting without revoking any previously authorized proxy. If you are a record holder, a proxy for a record stockholder or a beneficial owner of our common stock, you will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting by entering your 16-digit control number found with the proxy materials you receive. If you hold shares through a brokerage account, individual retirement account (“IRA”) or 401(k), please follow the instructions from your bank, broker or nominee included with these proxy materials or contact your bank, broker or nominee to request a control number if needed.

Please note that if you hold shares of our common stock in an IRA or 401(k) plan account, those shares cannot be voted directly by you at the virtual Annual Meeting. See “How can I vote my shares held in an IRA or 401(k) plan account?” below.
Q:	How can I vote my shares without attending the Annual Meeting?
A:
You can vote your shares without attending the Annual Meeting by submitting a proxy in advance of the Annual Meeting to authorize your shares to be voted at the Annual Meeting. Stockholders have the following options for authorizing the casting of their votes by proxy:

•
via the Internet at www.proxyvote.com/MDV, (1) by following the instructions included in the e-mail you received if you consented to, and did, receive your proxy materials electronically or (2) by accessing the website and following the instructions indicated on the proxy card received by mail;

•	by phone, by calling 1-800-690-6903 to reach a toll-free, automated touchtone voting line; have your proxy card in hand and then follow the instructions; or
•	by mail, by completing, signing, dating and returning the proxy card accompanying the proxy materials, if you received a printed copy of the proxy materials by mail.
We encourage you to submit your proxy via the Internet, since it is quick, convenient and provides a cost savings to us. When you submit a proxy via the Internet prior to the date of the Annual Meeting, you will authorize how your shares will be voted at the Annual Meeting and your vote is recorded immediately. There is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. The authorization of proxies electronically is permitted by Section 2-507(c)(3) of the Maryland General Corporation Law.
If you are a stockholder of record, submitting your proxy via Internet, by phone or by mail will not affect your right to vote should you decide to attend the virtual Annual Meeting. As described below under “What if I submit my proxy and then change my mind?,” attending and voting at the virtual Annual Meeting will revoke your proxy submitted via Internet, by phone or by mail prior to the Annual Meeting.
Q:	How can I vote my shares held in a brokerage, IRA or 401(k) plan account?
A:
If your shares are held in a brokerage, IRA or 401(k) plan account, you will receive a request for voting instructions with respect to the shares allocated to each of your brokerage or plan accounts. You are entitled to direct the custodian or plan trustee of your account on how to vote your shares at the Annual Meeting. Proxies properly submitted via the Internet, by mail or by telephone or pursuant to your voting instruction card will be voted at the Annual Meeting in accordance with your directions. If you do not indicate a choice or return the voting instruction card, the broker, bank or other nominee will determine if it has the discretionary authority to vote on each matter. Under applicable law and New York Stock Exchange (“NYSE”) rules and regulations, brokers have the discretion to vote on routine matters, including the ratification of the appointment of our independent registered public accounting firm. However, your broker does not have discretionary authority to vote on the election of directors, the say-on-pay vote, or the Reverse Stock Split Proposal, in which cases a “broker non-vote” will occur and your shares will not be voted on these matters.

Q:	What is the deadline for voting my shares?
A:
If you are a stockholder of record and submit your proxy by Internet, phone or mail, your proxy must be received by 9:59 p.m. Mountain Time on July 22, 2025 in order for your shares to be voted at the Annual Meeting. If you hold shares in a brokerage, IRA or 401(k) plan account, to allow sufficient time for voting by the custodian or plan trustee, your voting instructions must be received by 9:59 p.m. Mountain Time on July 21, 2025.

Q:	What if I submit my proxy and then change my mind?
A:	You have the right to change or revoke your proxy at any time before the Annual Meeting by:
(1)	delivering a written revocation to Raymond J. Pacini, our Secretary, before the Annual Meeting at 2195 South Downing Street, Denver, Colorado 80210 so that it is received no later than July 18, 2025;
(2)
attending the virtual Annual Meeting and voting as described above under “How can I vote at the virtual Annual Meeting?” Virtual attendance at the Annual Meeting will not by itself constitute revocation of a proxy; or

(3)	submitting another, later dated, proxy by Internet, telephone or mail on a later date prior to the deadlines specified above under “What is the deadline for voting my shares?”
Only the most recent proxy vote will be counted, and all others will be discarded regardless of the method of voting.
Q:	What are the voting requirements to elect the Board of Directors?
A:
With regard to the election of directors, you may vote “FOR” each director nominee or you may “WITHHOLD” from voting on any of the director nominees. Under our bylaws, a plurality of the votes cast is required for the election of the directors. Plurality voting simply means that the number of candidates getting the highest number of votes cast “FOR” their election at the Annual Meeting will be elected. Proxies marked “WITHHOLD” and “broker non-votes” are not considered votes cast for the foregoing purpose, and will not affect the outcome of this proposal. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board of Directors.

Q:	What are the voting requirements for the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2025?
A:
With regard to the proposal relating to ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2025, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. Under our bylaws, the affirmative vote of a majority of the votes cast on the proposal is required for the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2025. Abstentions will have no effect on the determination of this proposal. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board of Directors.

If you hold shares through a broker, IRA or 401(k) custodian and do not provide instructions on how to vote your shares or return the voting instruction card, under applicable law and NYSE rules and regulations, brokers have the discretion to vote on the ratification of the appointment of our independent registered public accounting firm. Accordingly, there will not be broker non-votes on this proposal.
Q:	What are the voting requirements for the advisory (non-binding) proposal regarding the compensation paid to our named executive officers for the year ended December 31, 2024 (“say-on-pay”)?
A:
You may vote “FOR,” “AGAINST” or “ABSTAIN” on the advisory (non-binding) proposal regarding the compensation paid to our named executive officers for the year ended December 31, 2024. Under our bylaws, the affirmative vote of a majority of all of the votes cast on the proposal is required for the approval of the advisory (non-binding) proposal regarding the compensation paid to our named executive officers for the year ended December 31, 2024. Abstentions and broker non-votes will have no impact on the outcome on this proposal. As an advisory vote, this proposal is not binding upon us. However, the compensation committee of our Board of Directors, which is responsible for designing and administering our executive compensation program, values the opinions expressed by our stockholders and will consider the outcome of the vote when making future compensation decisions.

Q:	What are the voting requirements for approval of the Reverse Stock Split Proposal?
A:
You may vote “FOR,” “AGAINST” or “ABSTAIN” on the Reverse Stock Split Proposal. Approval of the Reverse Stock Split Proposal requires the affirmative vote of a majority of all the votes entitled to be cast on such proposal. Abstentions and broker non-votes, if any, will have the same effect as votes against this proposal, although they will be considered present for purposes of determining the presence of a quorum.

Q:	How will voting on any other business be conducted?
A:
Although we are not aware of any business to be considered at the Annual Meeting other than the items referred to above, your properly submitted proxy gives authority to Raymond J. Pacini and John Raney, and each of them, to vote on any matters in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion.

Q:	How are proxies being solicited?
A:
We have retained the services of Broadridge Investor Communication Solutions, Inc. to assist us in the solicitation of proxies for the Annual Meeting. Our directors and employees may also solicit proxies via the Internet, by telephone or by any other electronic means of communication we deem appropriate.

We will pay all of the costs of soliciting these proxies. We will also reimburse IRA plan custodians or trustees and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.
Q:	What should I do if I receive more than one set of proxy materials for the Annual Meeting?
A:
You may receive more than one set of proxy materials for the Annual Meeting. For example, if you consented to electronic delivery of our proxy materials, you may receive multiple e-mails containing our proxy materials if your shares are registered in more than one name or held in more than one account (such as a brokerage, 401(k) or IRA account). If you did not consent to electronic delivery of our proxy materials, you may receive more than one set of proxy materials in the mail if your shares of our common stock are registered in more than one name or held in more than one account. Please respond as soon as possible to each and every request for a proxy or voting instructions you receive to ensure all of your shares of common stock are voted at the Annual Meeting.

Q:	Where can I find more information?
A:
We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at http://www.sec.gov.

CERTAIN INFORMATION ABOUT MANAGEMENT
The Board of Directors
We operate under the direction of the Board of Directors. The Board of Directors oversees our operations. We currently have five directors, one of whom is our Chief Executive Officer, Aaron S. Halfacre, and four of whom are independent. All five of our directors have been nominated for re-election at the Annual Meeting. For biographical information regarding our directors, see “— Executive Officers and Directors” below.
During 2024, the Board of Directors held seven meetings. There are three standing committees of the Board of Directors, each of which is composed entirely of independent directors: the audit committee, the compensation committee, and the nominating and corporate governance committee. Information regarding each of these committees is set forth below. During 2024, each of our directors attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which he or she served. Generally, our directors are also encouraged to attend our annual meeting of stockholders each year. Four of our directors attended our 2024 annual meeting of stockholders held on December 11, 2024.
Board Leadership Structure
The composition of the Board of Directors ensures strong oversight by independent directors. Thomas H. Nolan, Jr., an independent director, serves as our Chairman of the Board and, as noted above, our audit committee, compensation committee and the nominating and corporate governance committee are composed entirely of independent directors. Our Company’s management has been led by Mr. Halfacre, our Chief Executive Officer, since January 1, 2019. As Chairman of the Board, Mr. Nolan is responsible for leading Board meetings and generally setting the agendas for Board meetings in consultation with Mr. Halfacre and subject to the requests of other directors. Mr. Halfacre is responsible for providing information to the other directors in advance of meetings and between meetings. The direct involvement of Mr. Halfacre in the Company’s operations makes him best positioned to lead strategic planning sessions and determine the time allocated to each agenda item in discussions of our short- and long-term objectives. Consistent with our Corporate Governance Guidelines, the Board of Directors currently does not have a lead independent director because the Chairman of the Board is an independent director.
The Role of the Board of Directors in our Risk Oversight Process
Our executive officers are responsible for the day-to-day management of risks faced by the Company, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.
The audit committee oversees risk management in the areas of financial reporting, internal controls, cybersecurity and compliance with legal and regulatory requirements. The compensation committee discharges the Board of Directors’ responsibilities relating to the compensation of the executive officers. The nominating and corporate governance committee is responsible for overseeing the organization, function and composition of our Board of Directors and its committees, the self-evaluation of the Board as a whole and of the individual directors and the Board’s evaluation of management. It is also responsible for reviewing and, if applicable, approving related party transactions. The nominating and corporate governance committee periodically reviews the Company’s corporate governance policies and procedures and, if appropriate, recommends changes to the Board of Directors.
Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks as well as through regular reports directly from the executive officers responsible for oversight of particular risks within our Company.
Director Independence
The NYSE listing standards set forth objective requirements for a director to satisfy, at a minimum, in order to be determined to be independent by our Board of Directors. In addition, in order to conclude a director is independent in accordance with the NYSE listing standards, our Board of Directors must also consider all relevant facts and circumstances, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, which require that a majority of our directors be independent within the meaning of the NYSE listing standards, our Board of Directors undertook a review of the independence of all non-management directors. Our Board of Directors has affirmatively determined that the following four of our five current directors are independent under the NYSE listing standards and our Corporate Governance Guidelines and do not have a relationship with us that would interfere with such person’s ability to exercise independent judgment as a member of the Board: Christopher Gingras, Thomas Nolan, Jr., Kimberly Smith and Connie Tirondola.
The Audit Committee
General
Our audit committee’s function is to assist the Board of Directors in fulfilling its responsibilities by overseeing (i) our accounting and financial reporting processes, (ii) the integrity of our financial statements, (iii) cybersecurity, (iv) our compliance with legal and regulatory requirements, (v) the selection, appointment and compensation of our independent registered public accounting firm and (vi) our independent registered public accounting firm’s qualifications, performance and independence. The audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter. The audit committee charter is available in the Investors – Governance – Governance Documents section of our website at www.modiv.com. The information contained on this website is not part of, or incorporated by reference in, this Proxy Statement.
The members of the audit committee are Mr. Nolan (Chairman), Mr. Gingras and Ms. Tirondola. All of the members of the audit committee are “independent” as defined by the NYSE and applicable rules of the SEC. All members of the audit committee are financially literate, and the Board of Directors has determined that Mr. Nolan satisfies the SEC’s requirements for an “audit committee financial expert.”
During 2024, the audit committee held four meetings.
Independent Registered Public Accounting Firm
Grant Thornton has served as our independent registered public accounting firm since March 30, 2023. The audit committee may, however, select new auditors at any time in the future in its discretion if it deems such decision to be in our best interests. Any such decision would be disclosed to our stockholders in accordance with applicable securities laws.
Pre-Approval Policies
In order to ensure that the provision of services by the Company’s independent registered public accounting firm does not impair the auditors’ independence, the audit committee pre-approves all auditing services performed for us by our independent auditors, as well as all permitted non-audit services. In determining whether or not to pre-approve services, the audit committee considers whether the service is a permissible service under the rules and regulations promulgated by the SEC. The audit committee delegates preapproval authority between audit committee meetings to the chair of the audit committee, provided that any such approval is presented to the full audit committee at its next scheduled meeting.
For the years ended December 31, 2023 and 2024, all services rendered by Grant Thornton, our independent registered public accounting firm, were pre-approved in accordance with the policies and procedures described above.
Principal Independent Registered Public Accounting Firm Fees
The audit committee reviewed the audit and non-audit services performed by Grant Thornton (Newport Beach, CA, PCAOB ID 248) during the fiscal years ended December 31, 2023 and 2024, as well as the fees charged by Grant Thornton for such services.

The aggregate fees billed to us for professional accounting services by Grant Thornton, including the audit of our annual financial statements for the years ended December 31, 2023 and 2024, are set forth in the table below.

	2024	2023
Audit fees(1)	$466,779	$459,968
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$466,779	$459,968

(1)
Audit fees consist of fees and expenses billed for professional services rendered to audit financial statements, review interim consolidated financial statements, review registration statements and prepare comfort letters, which are services that are normally provided in connection with statutory and regulatory filings or engagements.

Report of the Audit Committee
The audit committee (the “audit committee”) of the Board of Directors (the “Board of Directors”) of Modiv Industrial, Inc. (the “Company”) represents the Board of Directors in discharging its responsibilities relating to the accounting, reporting and financial practices of the Company, and, among other things, is responsible for overseeing the Company’s accounting and financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; for the appropriateness of the accounting principles and reporting policies that are used by the Company; and for establishing and maintaining internal control over financial reporting as required by applicable Securities and Exchange Commission (“SEC”) rules. Grant Thornton LLP (“Grant Thornton”), the Company’s independent registered public accounting firm for the year ended December 31, 2024, was responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The audit committee’s responsibility was to monitor and oversee these processes. The members of the audit committee are not professionally engaged in the practice of accounting or auditing and thus their oversight does not provide an independent basis to determine that management has applied U.S. GAAP appropriately or maintained appropriate internal controls and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.
In this context, the audit committee reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2024, including a discussion of the quality and acceptability of the Company’s financial reporting, the reasonableness of significant judgments, the critical audit matters and the clarity of disclosures in the financial statements. The audit committee discussed with Grant Thornton, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. GAAP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The audit committee received from Grant Thornton the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’s communications concerning its independence and discussed with Grant Thornton its independence from the Company. In addition, the audit committee considered whether Grant Thornton’s provision of non-audit services, if any, is compatible with Grant Thornton’s independence.
Based on these reviews and discussions, the audit committee recommended to the Board of Directors that the 2024 audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

The Audit Committee of the Board of Directors

Thomas Nolan, Jr., Chairman Christopher Gingras Connie Tirondola

The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporated by reference in this Proxy Statement into any filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under the Exchange Act.

The Compensation Committee
As noted above, the compensation committee discharges the Board of Directors’ responsibilities relating to the compensation of our executive officers. The compensation committee is responsible for recommending, establishing, overseeing and directing the Company’s executive officer and director compensation philosophy, policies and programs, approving the compensation to be paid by the Company to the Company’s executive officers and making recommendations to the Board of Directors regarding the compensation of the non-employee members of the Company’s Board of Directors. The compensation committee fulfills these responsibilities primarily by carrying out the activities enumerated in the compensation committee charter. The compensation committee may form and delegate authority to subcommittees as appropriate, and the compensation committee reviews the recommendations of the Chief Executive Officer with regard to the compensation of the executive officers other than the Chief Executive Officer. The compensation committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities set forth in the compensation committee charter. The compensation committee charter is available in the Investors – Governance – Governance Documents section of our website at www.modiv.com. The information on, or accessible through, our website is not incorporated into and does not constitute a part of this Proxy Statement.
The members of the compensation committee are Mr. Gingras, Mr. Nolan and Ms. Smith, with Ms. Smith serving as chair of the compensation committee. All of the members of the compensation committee are “Independent Directors” as defined by the NYSE and applicable rules of the SEC.
During 2024, the compensation committee held two meetings.
Nomination of Directors
General
The nominating and corporate governance committee is responsible for, among other things, (i) providing counsel to our Board of Directors with respect to the organization, function and composition of our Board of Directors and its committees, (ii) overseeing the self-evaluation of our Board of Directors and the Board’s evaluation of management, (iii) periodically reviewing and, if appropriate, recommending to our Board of Directors changes to the Company’s corporate governance policies and procedures, (iv) identifying and recommending to our Board of Directors potential director candidates for nomination and (v) reviewing and, if applicable, approving related party transactions. The nominating and corporate governance committee fulfills these responsibilities primarily by carrying out the activities enumerated in the nominating and corporate governance committee charter. The nominating and corporate governance committee charter is available in the Investors – Governance – Governance Documents section of our website at www.modiv.com. The information on, or accessible through, our website is not incorporated into and does not constitute a part of this Proxy Statement.
The members of the nominating and corporate governance committee are Ms. Tirondola, Mr. Nolan and Ms. Smith, with Ms. Smith serving as chair of the nominating and corporate governance committee.
During 2024, the nominating and corporate governance committee held two meetings.
Board Membership Criteria
With respect to filling vacancies for independent director positions, the independent directors review the appropriate experience, skills and characteristics required of directors in the context of the then-current membership of the Board of Directors. The full Board of Directors annually conducts a similar review with respect to all director nominations. This assessment includes, in the context of the perceived needs of the Board of Directors at that time, issues of knowledge, experience, judgment and skills, such as an understanding of the real estate and real estate finance industries or accounting or financial management expertise. The Board of Directors seeks to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire Board of Directors. The Board of Directors assesses its effectiveness in achieving this goal annually, in part, by reviewing the diversity of the skill sets of the directors and determining whether there are any deficiencies in the Board of Directors’ collective skill set that should be addressed in the nominating process.

Other considerations in director nominations include the candidate’s independence from conflict with us and the ability of the candidate to attend Board meetings regularly and to devote an appropriate amount of time in preparation for those meetings. It also is expected that independent directors will be individuals who possess a reputation and hold positions or affiliations befitting a director of a publicly held company and who are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community.
Selection of Directors. Unless otherwise provided by Maryland law or our bylaws, our nominating and corporate governance committee and Board of Directors are responsible for nominating their own nominees and recommending them for election by our stockholders, provided that any vacancy on the Board of Directors may be filled only by a majority of the remaining directors even if the remaining directors do not constitute a quorum. All director nominees stand for election by our stockholders annually.
In nominating candidates for the Board of Directors, the nominating and corporate governance committee solicits candidate recommendations from its own members and management. The nominating and corporate governance committee may also engage the services of a search firm to assist in identifying potential director nominees.
The nominating and corporate governance committee will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered for nomination, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. In evaluating the persons recommended as potential directors, the nominating and corporate governance committee will consider each candidate without regard to the source of the recommendation and take into account those factors that it determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of the nominating and corporate governance committee or the Board of Directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws. Any stockholder may request a copy of our bylaws free of charge by calling (888) 686-6348 or may view the bylaws in the Investor Relations – Governance – Governance Documents section of our website at www.modiv.com. The information contained on this website is not part of, or incorporated by reference in, this Proxy Statement.
Stockholder and other Interested Party Communications with the Board of Directors
We have established a procedure for stockholders and other interested parties to communicate comments and concerns to the Board of Directors. Stockholders and other interested parties may contact the Board of Directors at the following address:
Board of Directors of Modiv Industrial, Inc.
2195 South Downing Street
Denver, Colorado 80210
(888) 686-6348
Hedging Practices
Pursuant to the Company’s Insider Trading Compliance Policy, directors and executive officers may not enter into hedging or monetization transactions or similar arrangements with respect to the Company’s securities.

Executive Officers and Directors
We have provided below certain information about our executive officers and directors. All of our current directors are being nominated for re-election to serve until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualify.

Name(1)	Age(2)	Positions	Year of First Becoming a Director
Aaron S. Halfacre	52	Chief Executive Officer, President and Director	2019
Thomas H. Nolan, Jr.(3)(4)(5)(6)	67	Chairman of the Board and Independent Director	2019
Raymond J. Pacini	69	Executive Vice President, Chief Financial Officer, Secretary and Treasurer	N/A
John Raney	44	Chief Operating Officer and General Counsel	N/A
Christopher R. Gingras(3)(4)	50	Independent Director	2024
Kimberly Smith(4)(5)(7)(8)	62	Independent Director	2021
Connie Tirondola(3)(5)	68	Independent Director	2021

(1)	The address of each executive officer and director listed is 2195 South Downing Street, Denver, Colorado 80210.
(2)	As of April 24, 2025.
(3)	Member of the audit committee of our Board of Directors.
(4)	Member of the compensation committee of our Board of Directors.
(5)	Member of the nominating and corporate governance committee of our Board of Directors.
(6)	Chair of the audit committee of our Board of Directors.
(7)	Chair of the compensation committee of our Board of Directors.
(8)	Chair of the nominating and corporate governance committee of our Board of Directors.
Mr. Aaron S. Halfacre. Mr. Halfacre has served as our Chief Executive Officer and President and a member of our Board of Directors since January 2019 and has over 25 years of experience in the real estate industry. He also served as a Director of BRIX REIT, Inc. from January 2019 to April 2022. Mr. Halfacre previously served as Chief Executive Officer and a Director of Rich Uncles Real Estate Investment Trust I (“REIT I”) and Chief Executive Officer and a Manager of our former sponsor and former external advisor from January 1, 2019 through December 31, 2019. Mr. Halfacre has been involved in a myriad of REIT mergers and acquisitions transactions over the course of his career, totaling more than $17 billion in transaction value. From January 2018 to July 2018, Mr. Halfacre served as President of Realty Mogul, Co., a real estate crowdfunding platform, and its affiliates. From April 2016 to July 2021, Mr. Halfacre served as the Co-Founder of Persistent Properties, LLC, which owned and managed a multi-family portfolio. From July 2014 to March 2016, Mr. Halfacre served as President and Chief Investment Officer of Campus Crest Communities, Inc. (NYSE: CCG), a publicly-traded student housing REIT, where he was instrumental in the take-private sale to Harrison Street Real Estate Capital. From October 2012 to May 2014, Mr. Halfacre served as Senior Vice President and Head of Strategic Relations at Cole Real Estate Investments, Inc. (NYSE: COLE), a publicly traded net lease REIT and product sponsor (“Cole”). From November 2005 to December 2010, Mr. Halfacre served as the Chief of Staff and Head of Product Development of the real estate group at BlackRock (NYSE: BLK), a global investment management corporation. From June 2004 to November 2005, Mr. Halfacre served as director of investor relations for Green Street Advisors, Inc. (“Green Street”), a premier independent research and advisory firm concentrating on the commercial real estate industry in North America and Europe. Mr. Halfacre holds both Chartered Financial Analyst® and Chartered Alternative Investment Analyst® designations and earned his B.A. in Accounting from College of Santa Fe and an M.B.A. from Rice University. Our Board of Directors has concluded that Mr. Halfacre is qualified to serve as a director by reason of his extensive industry and leadership experience.
Mr. Raymond J. Pacini. Mr. Pacini has served as our Executive Vice President, Chief Financial Officer and Treasurer since April 2018 and as our Secretary since September 2019. Mr. Pacini previously served as Executive Vice President, Chief Financial Officer and Treasurer of REIT I and our former sponsor and former external advisor from April 2018 through December 31, 2019. He also served as Executive Vice President, Chief Financial Officer and Treasurer of BRIX REIT, Inc. from April 2018 to October 2019, for which he served as an independent director from November 2017 until April 2018. On January 29, 2020, Mr. Pacini was reappointed as

Executive Vice President, Chief Financial Officer, Secretary and Treasurer of BRIX REIT, Inc. and served in that role until April 2022. Mr. Pacini’s career as a financial executive spans over 40 years, including over 30 years of commercial and residential real estate experience. Prior to joining the Company, Mr. Pacini held senior leadership roles for a healthcare services company (Northbound Treatment Services, 2013-2018), a developer and homebuilder (California Coastal Communities, Inc. (NASDAQ: CALC), 1998-2011), and a commercial and residential development company (Koll Real Estate Group, Inc. (NASDAQ: KREG), 1993-1998). Mr. Pacini previously served as an independent director for a publicly traded natural resources company (Cadiz Inc. (NASDAQ: CDZI), 2005-2019) and a waste management company (Metalclad Corporation (NASDAQ: MTLC), 1999-2002). Mr. Pacini started his career with PricewaterhouseCoopers LLP and is a licensed CPA (inactive) in the state of Massachusetts. Mr. Pacini was also a National Association of Corporate Directors (NACD) Board Leadership Fellow from 2014 to 2021. Mr. Pacini received his B.A. in Political Science from Colgate University and his M.B.A. from Cornell University.
Mr. John C. Raney. Mr. Raney has served as our Chief Operating Officer since March 2024 and General Counsel since September 2020. He brings over 17 years of legal, mergers and acquisitions, capital markets and real estate experience to our Company. Mr. Raney was a Partner with Acceleron Law Group, LLP from June 2020 to September 2020, a Partner with Massumi & Consoli LLP from June 2018 to May 2020, Counsel at O’Melveny & Myers LLP from May 2015 to June 2018 and an Associate with Latham & Watkins LLP from October 2008 to April 2015. Mr. Raney earned his B.A. at Boston College and his J.D. from the University of California, Los Angeles – School of Law where he graduated with the distinction of The Order of the Coif. Mr. Raney is a licensed attorney in the State of California.
Mr. Christopher R. Gingras. Mr. Gingras has served as an independent member of our Board of Directors since September 2024. Since May 2024, Mr. Gingras has served as Chief Strategy Officer for MediSpend, a global legal and compliance technology company, where he provides expert advice to clients on resolving complex regulatory issues and develops global compliance programs to minimize business risk. From September 2017 to May 2024, Mr. Gingras served as founder and CEO of MedCompli, an all-in-one, cost effective software solution that simplifies compliance for life science companies, until it was sold (to a private equity firm) in May 2024. Previously he served in the Chief Compliance Officer role for a global medical device company, a private equity firm and an integrated healthcare system. Mr. Gingras proudly serves as a Lieutenant Commander in the U.S. Navy and previously deployed in support of contingency operations as a Captain in the U.S. Air Force. He holds a M.B.A. degree from Rice University and completed Joint Professional Military Education at the U.S. Naval War College. Our Board of Directors has concluded that Mr. Gingras is qualified to serve as an independent director by reason of his extensive experience as a compliance and business ethics leader.
Mr. Thomas H. Nolan, Jr. Mr. Nolan has served as an independent member of our Board of Directors since January 2019 and was appointed Non-Executive Chairman of the Board in September 2024. Mr. Nolan has been President of ConstructionBevy, a real estate related technology startup, since April 2021 and a Director since April 2022. Mr. Nolan has been a director of Elme Communities (NYSE: ELME) since 2015. He previously served as Chairman of the board of directors and Chief Executive Officer of Spirit Realty Capital, Inc. (NYSE: SRC) from September 2011 until May 2017. Mr. Nolan previously worked for General Growth Properties, Inc. (“GGP”), serving as Chief Operating Officer from March 2009 to December 2010 and as President from October 2008 to December 2010. He also served as a member of the board of directors of GGP from 2005 to 2010. Mr. Nolan was a member of the senior management team that led GGP’s reorganization and emergence from bankruptcy, which included the restructuring of $15.0 billion in project-level debt, payment in full of all of GGP’s pre-petition creditors and the securing of $6.8 billion in equity commitments. From July 2004 to February 2008, Mr. Nolan served as a Principal and Chief Financial Officer of Loreto Bay Company, the developer of the Loreto Bay master planned community in Baja, California Sur, Mexico. From October 1984 to July 2004, Mr. Nolan held various financial positions with AEW Capital Management, L.P., a national real estate investment advisor, and from 1998 to 2004, he served as Head of Private Equity Investing and as President and Senior Portfolio Manager of The AEW Partners Funds. Mr. Nolan holds a B.B.A. from the University of Massachusetts, Amherst. Our Board of Directors has concluded that Mr. Nolan is qualified to serve as an independent director by reason of his extensive experience in the real estate business.

Ms. Kimberly Smith. Ms. Smith has served as an independent member of our Board of Directors since December 2021. From April 2014 to September 2018, she served in various senior legal roles for Prudential Financial, Inc. (NYSE: PRU), most recently as the Chief Legal Officer for Workplace Solutions, and Prudential Retirement from April 2017 to September 2018 before retiring. Prior to Prudential, from November 2010 to February 2014, Ms. Smith served in various senior legal roles for Cole (NYSE: COLE), most recently as Executive Vice President and General Counsel. While at Cole, she played an integral role in the company’s internalization of its external manager and subsequent listing on the NYSE, as well as structured several mergers and advised on the development and distribution of multiple non-listed REIT offerings. Ms. Smith also served as General Counsel for World Group Securities, Inc. (merged into Transamerica Financial Advisors) from 2008 to 2010, Deputy General Counsel for ING Americas from 2004 to 2007, Chief Counsel for ING Americas from 2001 to 2003, and she was a Partner with Sutherland Asbill & Brennan LLP (now Eversheds Sutherland) in the Financial Services practice group from 1996 to 2001. Ms. Smith earned her B.A. in History from the College of William & Mary and received her J.D. from Harvard Law School. Our Board of Directors has concluded that Ms. Smith is qualified to serve as an independent director by reason of her extensive experience in the financial services and real estate industries.
Ms. Connie Tirondola. Ms. Tirondola has served as an independent member of our Board of Directors since December 2021. Since April 2024, Ms. Tirondola acts as an independent consultant with various real estate investment companies that invest in the private sector. From July 2022 until her retirement in April 2024, she served as Managing Director for FTI Consulting (“FTI”), where she sourced and managed accounting outsource solutions for real estate investment managers. From May 2020 to her appointment at FTI, she served as Executive Vice President for Citco Fund Services, where she managed client relationships for real estate, infrastructure and timber/agriculture funds. From June 2017 to May 2020, Ms. Tirondola was a Managing Director, Global Account Leader for CBRE (NYSE: CBRE) Accounting & Reporting Solutions where she oversaw the fund accounting and investment oversight process for outsourced relationships with large real estate asset managers. She also served as Managing Director, Head of Real Estate Fund Accounting in the U.S. for BlackRock Realty (NYSE: BLK) from June 2005 to June 2017, Vice President & Controller for Sentinel Real Estate Corporation from May 2004 to June 2005, Vice President & Controller for Olayan America Corporation from September 2002 to May 2004 and Senior Vice President, Investment Management for Prudential Financial Inc. (NYSE: PRU) from December 1984 to February 2002. Ms. Tirondola earned her B.A. in Accounting/Economics from Rutgers University and is a licensed Certified Public Accountant. Our Board of Directors has concluded that Ms. Tirondola is qualified to serve as an independent director by reason of her extensive experience in the real estate business, as well as her accounting and finance acumen.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our Board of Directors has adopted Corporate Governance Guidelines establishing a common set of expectations to assist the Board of Directors in performing its responsibilities. The Corporate Governance Guidelines address a number of topics, including, among other things, director qualification standards, director responsibilities, the responsibilities and composition of committees of the Board of Directors, director access to management and independent advisors, director compensation, management succession and evaluations of the performance of the Board of Directors. Our Corporate Governance Guidelines comply with the requirements of the NYSE listing standards and are available in the Investors – Governance – Governance Documents section of our website at www.modiv.com. Our Board of Directors also adopted a Code of Business Conduct and Ethics that applies to all of our directors and executive officers. The Code of Business Conduct and Ethics is posted in the Investors – Governance – Governance Documents section of our website at www.modiv.com. The information contained on our website is not part of, or incorporated by reference in, this Proxy Statement. To the extent required by SEC rules, we intend to promptly disclose future amendments to certain provisions of the Code of Business Conduct and Ethics, or waivers of such provisions granted to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on our website.
Related Party Transaction Policy
Pursuant to the Company’s related party transaction policy, the nominating and corporate governance committee is responsible for approving any transaction between us and our affiliates (including any director, nominee for director or executive officer of the Company, any known beneficial holder of 5% of the Company’s common stock and any person who is or was known to be an immediate family member of any of the foregoing); provided that any director who has a direct or indirect material interest in the affiliate transaction shall recuse himself or herself from voting on any such affiliate transaction.
Insider Trading Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers, and employees. The policy prohibits our directors, officers, employees, and any entities they control from engaging in transactions in the Company’s securities, including common stock and preferred stock, if those persons are in possession of material non-public information. It includes a number of exceptions, such as when the transaction is effected pursuant to a plan or arrangement that is compliant with Rule 10b5-1 under the Exchange Act. The policy also sets out particular blackout periods during which no trading may typically occur. Scheduled blackout periods occur during the periods commencing on the first trading day following the end of each fiscal quarter and ending at the close of trading on the first full trading day after quarterly or annual earnings are released to the public, and additional event-specific blackout periods can be imposed. We believe the Insider Trading Compliance Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the NYSE listing standards applicable to us.
Timing of Equity Grants
All equity grants made to executive officers must be either directly approved by the compensation committee of our Board of Directors or through delegated authority. The compensation committee of our Board of Directors does not currently take material non-public information into account when determining the timing of equity grants, and we do not time nor do we plan to time the release of material, non-public information for the purpose of affecting the value of employee or director compensation. During 2024, we did not grant stock options (or similar awards).
Compensation of Executive Officers
This discussion outlines our executive compensation policies and decisions as they relate to the Company’s named executive officers. The named executive officers for 2024 were Aaron S. Halfacre, our Chief Executive Officer and President, Raymond J. Pacini, our Executive Vice President, Chief Financial Officer, Secretary and Treasurer, and Mr. John C. Raney, our Chief Operating Officer and General Counsel. Messrs. Halfacre, Pacini and Raney received annual salaries of $250,000, 285,000 and $285,000, respectively during 2024. The named executive officers for 2023 and 2022 were Messrs. Halfacre and Pacini. Messrs. Halfacre and Pacini received annual salaries of $250,000 and 275,000, respectively during 2023 and 2022.
On January 25, 2021, the compensation committee of our Board of Directors recommended, and our Board of Directors approved, the grant of 170,667 restricted units of Class R limited partnership interest (the “Class R OP Units”) in Modiv Operating Partnership, LP, our operating partnership (the “Operating Partnership”), to Mr. Halfacre as equity incentive compensation for the next three years, and the grant of 33,333 Class R OP Units to Mr. Pacini as equity incentive compensation for the next three years. The Class R OP Units vested as of March 31, 2024.
On December 31, 2019, we entered into restricted units award agreements (each, an “Award Agreement”) with each of Messrs. Halfacre and Pacini regarding the grant of 40,000 units of Class P limited partnership interest in the Operating Partnership (the “Class P OP Units”) to Mr. Halfacre and 16,029 Class P OP Units to Mr. Pacini. The Class P OP Units vested as of March 31, 2024.
The Class P OP Units and Class R OP Units were intended to be treated as “profits interests” in the Operating Partnership, which were non-voting, non-dividend accruing, and were not able to be transferred or exchanged prior to the earlier of (1) March 31, 2024, (2) a change of control (as defined in the Third Amended and Restated Limited Partnership Agreement of the Operating Partnership (as amended, the “OP Agreement”)), or (3) the date of the employee’s involuntary termination without cause (as defined in the relevant Award Agreement) (collectively, the “Lockup Period”).
Following the expiration of the Lockup Period, the Class P OP Units were automatically converted into units of Class C limited partnership interest in the Operating Partnership (the “Class C OP Units”) at a conversion ratio of 1.6667 Class C OP Units for each one Class P OP Unit.

Following the expiration of the Lockup Period, the Class R OP Units were automatically converted into Class C OP Units at a conversion ratio of 1:1, which conversion ratio increased to 2.5 Class C OP Units for each one Class R OP Unit when the Company achieved the performance hurdle of funds from operations (“FFO”) of $1.05, or more, per weighted average fully-diluted share outstanding for the year ended December 31, 2023.
On February 3, 2025, the compensation committee of our Board of Directors approved a grant of units of Class X limited partnership interest in the Operating Partnership (“Class X OP Units”) to each of Mr. Halfacre, Mr. Pacini and Mr. Raney. Mr. Halfacre received 546,542.50 Class X OP Units, Mr. Pacini received 65,000.00 Class X OP Units and Mr. Raney received 162,500.00 Class X OP Units (the “Grants”). The Grants were issued under the Modiv Industrial, Inc. 2024 Omnibus Incentive Plan (the “Plan”) and each is evidenced by a Class X OP Unit Award Agreement.
The purpose of the Grants is to further incentivize our executive officers and align their interests with those of the Company’s stockholders and to support the retention of our executive officers. In determining the appropriateness of the Grants, the compensation committee was advised by its independent compensation consultant, which prepared an industry peer group compensation study, based on companies with similar market capitalizations, that delineated executive compensation ranges for the 75% percentile, median and 25% percentile of the peer group. Each Grant was then calculated utilizing an annual compensation level set below the 25% percentile, with the intent, in the case of Mr. Halfacre, that he will receive, for a five-year period, no additional equity grants, no annual cash bonus, and only a minimum wage salary as required by federal, state and local law. Accordingly, effective April 1, 2025, Mr. Halfacre is no longer receiving a base salary.
The Class X OP Units awarded to Messrs. Halfacre and Raney shall vest on the fifth anniversary of the grant date, and the Class X Units awarded to Mr. Pacini shall vest on the second anniversary of the grant date, in each case subject to the executive officer’s continued employment with the Company. The time-based vesting conditions shall accelerate and the Class X OP Units held by an executive officer shall vest in full upon (i) a termination of such executive officer’s employment (a) by the Company other than for Cause (as defined in the Class X OP Unit Award Agreement) or (b) by such Officer for Good Reason (as defined in the Class X OP Unit Award Agreement), and such executive officer’s execution of a general release of claims against the Company, (ii) the death of such executive officer or (iii) a Change in Control of the Company (as defined in the Plan). Upon vesting, Class X OP Units automatically convert into Class C OP Units, provided that the value of the Operating Partnership has appreciated such that the capital account of each holder of Class X OP Units is equal to the capital account balance attributable to a Class C OP Unit on a per unit basis. Class X OP Units are considered “profits interest” in the Operating Partnership for U.S. federal income tax purposes. Holders of Class X OP Units have voting rights with respect to their Class X OP Units, and holders of Class X OP Units are entitled to approve, vote on or consent to any matter, as though each such Class X OP Unit was a Class C OP Unit. Class X OP Units generally are entitled to receive the same current distributions that are paid on the Class C OP Units.
Summary Compensation Table
The following table sets forth information with respect to compensation earned by the Company’s named executive officers for the years ended December 31, 2024, 2023 and 2022:

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)
Aaron S. Halfacre Chief Executive Officer and President	2024	250,000	115,000	—	—	21,600	386,600
	2023	250,000	—	—	—	120,700	370,700
	2022	250,000	15,750	265,750
Raymond J. Pacini Executive Vice President, Chief Financial Officer, Secretary and Treasurer	2024	285,000	115,000	—	—	21,600	421,600
	2023	275,000	250,000	—	—	20,700	545,700
	2022	275,000	200,000	—	—	19,050	494,050
John C. Raney Chief Operating Officer and General Counsel	2024	285,000	115,000	—	—	21,600	421,600

(1)
Messrs. Halfacre, Pacini and Raney’s cash bonuses for 2024 were paid in March 2025. Mr. Pacini’s cash bonus for 2023 was paid in October 2023 and March 2024, and his cash bonus for 2022 was paid in January and February 2023.

(2)
All other compensation includes (i) a relocation allowance of $100,000 paid to Mr. Halfacre during 2023, (ii) the Company’s matching 401(k) contributions of 6%, up to the maximum of $345,000 and $330,000 for 2024 and 2023, respectively, of an employee’s salary, bonus and relocation allowance, and (iii) a cell phone stipend of $75 per month, which commenced in March 2022, for Mr. Halfacre, Mr. Pacini and Mr. Raney.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth the information with respect to outstanding equity awards held by our named executive officers as of December 31, 2024.

Stock Awards
Name	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested
Aaron S. Halfacre	None	None

Raymond J. Pacini	None	None

John C. Raney	None	None

Pay Versus Performance
The following table presents the Company’s pay versus performance disclosure as required by the SEC. The disclosure included in this section is required by SEC rules and does not necessarily align with how the Company or the Compensation Committee views the link between the Company’s performance and the compensation of its named executive officers. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years presented.

Year(1)	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officer ($)(2)	Average Compensation Actually Paid to Non-PEO Named Executive Officer ($)(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(4)	Company Reported Net Income (Loss) ($000)	Company Selected Performance Measure: AFFO($000)(5)
2024	386,600	1,508,002	421,600	585,444	$115.53	6,493	14,788
2023	370,700	5,883,375	545,700	1,464,832	$135.38	(8,696)	14,672
2022	265,750	(1,381,612)	494,050	137,365	$51.52	(4,511)	16,634

(1)
Our principal executive officer (“PEO”) for the years ended December 31, 2024, 2023 and 2022 was Aaron S. Halfacre, our Chief Executive Officer and President. Our non-PEO named executive officers for the year ended December 31, 2024 were Raymond J. Pacini, our Executive Vice President, Chief Financial Officer, Secretary and Treasurer and John C Raney, our Chief Operating Officer and General Counsel. Our non-PEO named executive officer for the years ended December 31, 2023 and 2022 was Raymond J. Pacini, our Executive Vice President, Chief Financial Officer, Secretary and Treasurer.

(2)
Amounts reported in this column represent the total compensation reported in the Summary Compensation Table for the applicable year in which Mr. Halfacre served as our PEO, and Messrs. Pacini and Raney served as our non-PEO named executive officers, as applicable.

(3)
To calculate compensation actually paid, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for Mr. Halfacre, Mr. Pacini and Mr. Raney is set forth following the footnotes to this table.

(4)	The cumulative total shareholder return for 2022 is based on the period from February 11, 2022, the date our common stock became listed on a national securities exchange, through December 31, 2022.
(5)	A description of our use of AFFO as a performance measure is set forth below under “– Relationships Between Compensation Actually Paid and Financial Performance Measures.”
Reconciliation of Compensation Actually Paid Adjustments

Year	Summary Compensa tion Table Total ($)	Minus Grant Date Fair Value of Stock Awards Granted in Fiscal Year ($)	Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year ($)	Plus/(Minus) Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years ($)(1)(2)	Plus Fair Value at Vesting of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year ($)	Plus/(Minus) Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Years for which Applicable Vesting Conditions Were Satisfied During the Fiscal Year ($)(3)	Minus Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Year that Failed to Meet Applicable Conditions During Fiscal Year ($)	Plus Dividends or Other Earnings Paid on Stock Awards Not Otherwise Included in Total Compensation for the Fiscal Year ($)	Equals Compensation Actually Paid ($)
Mr. Halfacre
2024	386,600	—	—	—	—	1,121,402	—	—	1,508,002
2023	370,700	—	—	5,512,675	—	—	—	—	5,883,375
2022	265,750	—	—	(1,647,362)	—	—	—	—	(1,381,612)
Mr. Pacini
2024	421,600	—	—	—	—	207,990	—	—	629,590
2023	545,700	—	—	919,132	—	—	—	—	1,464,832
2022	494,050	—	—	(356,685)	—	—	—	—	137,365

Year	Summary Compensa tion Table Total ($)	Minus Grant Date Fair Value of Stock Awards Granted in Fiscal Year ($)	Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year ($)	Plus/(Minus) Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years ($)(1)(2)	Plus Fair Value at Vesting of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year ($)	Plus/(Minus) Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Years for which Applicable Vesting Conditions Were Satisfied During the Fiscal Year ($)(3)	Minus Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Year that Failed to Meet Applicable Conditions During Fiscal Year ($)	Plus Dividends or Other Earnings Paid on Stock Awards Not Otherwise Included in Total Compensation for the Fiscal Year ($)	Equals Compensation Actually Paid ($)
Mr. Raney
2024	421,600	—	—	—	—	119,698	—	—	541,298
2024 average of Non-PEO Named Executive Officers									585,444

(1)
For 2022, represents the change in fair value from March 31, 2022 to December 31, 2022 of (i) 210,667 Class R OP Units and 40,000 Class P OP Units granted to Mr. Halfacre in prior years and (ii) 33,333 Class R OP Units and 16,029 Class P OP Units granted to Mr. Pacini in prior years. The fair value was measured as of March 31, 2022, instead of December 31, 2021, because the Company’s common stock was not listed on a national securities exchange as of December 31, 2021. The fair value as of March 31, 2022 reflects the Company’s common stock closing price on the NYSE of $17.94 on March 31, 2022. The fair value as of December 31, 2022 reflects the Company’s common stock closing price on the NYSE of $12.00 per share on December 30, 2022, the last trading day of 2022. See the discussion above regarding the grant of the Class P OP Units and Class R OP Units.

(2)
For 2023, represents the change in fair value from December 31, 2022, to December 31, 2023, of (i) 210,667 Class R OP Units and 40,000 Class P OP Units granted to Mr. Halfacre in prior years and (ii) 33,333 Class R OP Units and 16,029 Class P OP Units granted to Mr. Pacini in prior years. The fair value as of December 31, 2022 reflects the Company’s common stock closing price on the NYSE of $12.00 per share on December 30, 2022, the last trading day of 2022. The fair value as of December 31, 2023, reflects the Company’s common stock closing price on the NYSE of $14.90 per share on December 29, 2023, the last trading day of 2023.

(3)
For 2024, represents the change in fair value from December 31, 2023, to March 31, 2024 vesting date of (i) 210,667 Class R OP Units and 40,000 Class P OP Units granted to Mr. Halfacre in prior years, (ii) 33,333 Class R OP Units and 16,029 Class P OP Units granted to Mr. Pacini in prior years and 25,333 Class R OP Units granted to Mr. Raney in prior years. The fair value as of December 31, 2023 reflects the Company’s common stock closing price on the NYSE of $14.90 per share on December 29, 2023, the last trading day of 2023. The fair value as of March 31, 2024, reflects the Company’s common stock closing price on the NYSE of $16.79 per share on March 28, 2024, the last trading day of March 2024.

Relationships Between Compensation Actually Paid and Financial Performance Measures
The calculation of compensation actually paid in each of the years shown reflects required adjustments to equity award valuations under SEC rules, which were in turn impacted by our stock price performance. Our compensation committee selected FFO per share as the measure used to determine the performance target for the three-year Class R OP Unit awards granted on January 25, 2021, and this measure was established before our common stock became listed on a national securities exchange in February 2022.
As discussed above, on March 31, 2024, the Class P OP Units were automatically converted into Class C OP Units at a conversion ratio of 1.6667 Class C OP Units for each one Class P OP Unit and the Class R OP Units were automatically converted into Class C OP Units at a conversion ratio of 2.5 Class C OP Units for each one Class R OP Unit. The Class C OP Units are exchangeable for shares of common stock on a one for one basis, or cash, as solely determined by the Company.
FFO is a measure promulgated by the National Association of Real Estate Investment Trusts (“Nareit”) in order to provide a more complete understanding of the operating performance of a REIT. FFO is defined as net income or loss computed in accordance with generally accepted accounting principles in the United States (“GAAP”), excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships, joint ventures, preferred dividends and real estate impairments. Because FFO calculations adjust for such items as depreciation and amortization of real estate assets and gains and losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs. As a result, we believe that the use of FFO, together with the required GAAP presentations, provides a more complete understanding of our performance relative to our competitors and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities. It should be noted, however, that other REITs may not define FFO in accordance with the current Nareit definition or may interpret the current Nareit definition differently than we do, making comparisons less meaningful.
Additionally, we use AFFO as a non-GAAP financial measure to evaluate our operating performance. AFFO excludes non-routine and certain non-cash items such as revenues in excess of cash received, amortization of stock-based compensation, deferred rent, amortization of in-place lease valuation intangibles, deferred financing fees, gain or loss from the extinguishment of debt, unrealized gains (losses) on derivative instruments, write-offs of transaction costs and other one-time transactions. We also believe that AFFO is a recognized measure of sustainable operating performance of the REIT industry. Further, we believe AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies. Management believes that AFFO is a beneficial indicator of our ongoing portfolio performance. More specifically, AFFO isolates the financial results of our operations. AFFO, however, is not considered an appropriate measure of historical earnings as it excludes certain significant costs that are otherwise included in reported earnings. Further, since the measure is based on historical financial information, AFFO for the period presented may not be indicative of future results. By providing FFO and AFFO, we present information that assists investors in aligning their analysis with management’s analysis of long-term operating activities.
For all of these reasons, we believe the non-GAAP measures of FFO and AFFO, in addition to income (loss) from operations, net income (loss) and cash flows from operating activities, as defined by GAAP, are helpful supplemental performance measures and useful to investors in evaluating the performance of our real estate portfolio. However, a material limitation associated with FFO and AFFO is that they are not indicative of our cash available to fund distributions since other uses of cash, such as capital expenditures at our properties and principal payments of debt, are not deducted when calculating FFO and AFFO. AFFO is useful in assisting management and investors in assessing our ongoing ability to generate cash flow from operations and continue as a going concern in future operating periods. However, FFO and AFFO should not be viewed as a more prominent measure of performance than income (loss) from operations, net income (loss) or cash flows from operating activities and each should be reviewed in connection with GAAP measurements.

Neither the SEC, Nareit, nor any other applicable regulatory body has opined on the acceptability of the adjustments contemplated to adjust FFO in order to calculate AFFO and its use as a non-GAAP performance measure. In the future, the SEC or Nareit may decide to standardize the allowable exclusions across the REIT industry, and we may have to adjust the calculation and characterization of this non-GAAP measure.
Compensation Actually Paid and Total Stockholder Return
The decrease in the fair value of outstanding and unvested stock awards granted in prior years reported in column 5 of the reconciliation above for 2022 is less than the decline in the price of our common stock since our initial listing on the NYSE on February 11, 2022 because the fair value of outstanding and unvested stock awards as of December 31, 2021 reported in our 2022 proxy statement was based on the closing price of our common stock on the NYSE of $17.94 on March 31, 2022.
Compensation of Independent Directors
During 2024, each of our non-officer directors was compensated as follows: (i) annual retainer of $90,000 (paid in quarterly installments) payable in a combination of cash and shares of our common stock at each director’s election; (ii) a monthly fee of $2,500 payable quarterly to our Non-Executive Chairman; and (iii) annual committee chair fees of $10,000 for each of the chairs of the audit, compensation and nominating and corporate governance committees, payable in shares of our common stock. The shares issued to directors in 2024 were restricted securities issued in private transactions in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, under Section 4(a)(2) thereof, and the Company has not agreed to file a registration statement with respect to registration of the shares to the directors. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. If a director is also one of our officers, we do not pay any compensation for services rendered as a director.
Non-Officer Director Compensation
The following table sets forth information with respect to compensation earned by or awarded to each non-officer director who served on the Board during the fiscal year ended December 31, 2024. The amounts of the stock awards represent the aggregate grant date fair value of the stock awards in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation.

Name	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation	Total
Christopher Gingras(1)	$—	$30,000	$—	$30,000
Adam S. Markman(2)	$52,500	$47,500	$—	$100,000
Curtis B. McWilliams(2)	$30,000	$47,500	$—	$77,500
Thomas H. Nolan, Jr.	$40,000	$60,000	$—	$100,000
Kimberly Smith	$40,000	$55,000	$—	$95,000
Connie Tirondola	$50,000	$40,000	$—	$90,000

(1)	Mr. Gingras joined the Board on September 18, 2024.
(2)	Mr. Markman and Mr. McWilliams resigned from the Board effective September 18, 2024.

STOCK OWNERSHIP
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes securities over which a person has voting or investment power and securities that a person has the right to acquire within 60 days. The following table shows, as of April 1, 2025, the amount of our common stock, Class C OP Units and Class X OP Units beneficially owned (unless otherwise indicated) by (1) beneficial owner of more than 5% of the outstanding shares of our common stock; (2) each of our directors and executive officers; and (3) all of our directors and executive officers as a group.

Name	Shares of Common Stock Beneficially Owned(2)	Percent of Common Stock Beneficially Owned(3)	Class C OP Units(4)	Class X OP Units(5)	Percent of Common Stock and OP Units Beneficially Owned(6)
Directors and Officers(1)
Aaron S. Halfacre	112,681	1.1%	453,457	546,543	8.9%
Raymond J. Pacini	115,580	1.1%	—	65,000	1.4%
John C. Raney	2,170	*	63,333	162,500	1.8%
Thomas H. Nolan, Jr	25,937	*	—	—	*
Kimberly Smith	13,041	*	—	—	*
Connie Tirondola	10,995	*	—	—	*
Christopher R. Gingras	6,490	*	—		*
All directors and executive officers as a group (7 persons)	286,894	2.8%	516,790	774,043	12.6%
5% Shareholders
First City Investment Group, LLC(7)	536,135	5.3%	—	—	4.3%

*	Less than 1% of the outstanding common stock.
(1)	The address of each named beneficial owner is 2195 South Downing Street, Denver, CO 80210.
(2)	None of the shares of common stock of directors and executive officers are pledged as security.
(3)	Based on 10,073,032 shares of common stock outstanding on April 1, 2025.
(4)	The Class C OP Units are exchangeable for shares of common stock on a 1-for-1 basis, or for cash, as solely determined by the Company.
(5)	The Class X OP Units convert automatically into Class C OP Units upon vesting on February 3, 2027 for Mr. Pacini and on February 3, 2030 for Messrs, Halfacre and Raney.
(6)	Based on 10,073,032 shares of common stock, 1,593,328 Class C OP Units and 895,043 Class X OP Units, for a total of 12,561,403 fully-diluted shares outstanding on April 1, 2025.
(7)
Based solely on information set forth in Schedule 13G/A filed by First City Investment Group, LLC (“First City”) on August 12, 2024 reporting sole voting and dispositive power over 536,135 shares of the Company’s common stock. The address of First City is 21140 S. Avalon Blvd., Carson, CA 90745.

PROPOSAL 1. ELECTION OF DIRECTORS
At the Annual Meeting, you and the other stockholders will vote on the election of five persons to the Board of Directors. Those persons elected will serve as directors until the 2026 annual meeting of stockholders and until their successors are duly elected and qualify. The Board of Directors has nominated the individuals listed below, who are each currently serving as a director of the Company, for re-election as directors:
Aaron S. Halfacre
Christopher R. Gingras
Thomas H. Nolan, Jr.
Kimberly Smith
Connie Tirondola
Each of the director nominees has consented to be named in this Proxy Statement and to serve as a director if elected. Detailed information about each of our director nominees, including biographical summaries of their experience and qualifications, can be found in this Proxy Statement under “Certain Information About Management — Executive Officers and Directors” and “Stock Ownership” above.
Vote Required
Under our bylaws, a plurality of the votes cast is required for the election of the directors. This means that, of the votes cast virtually or by proxy at the Annual Meeting, the five nominees receiving the highest number of “for” votes at the Annual Meeting will be elected as directors. Proxies marked “WITHHOLD” and broker non-votes will not count as votes for or against the nominees and will have no effect on the election of the director nominees. Our stockholders do not have the right to cumulate their votes for directors.
The appointed proxies will vote your shares of common stock as you instruct. If you properly submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR all of the director nominees listed above. If any nominee becomes unable or unwilling to serve as a director at the time of the Annual Meeting, the nominating and corporate governance committee will recommend to our Board of Directors the action to be taken with respect to such vacancy. Our Board of Directors, as counseled by the nominating and corporate governance committee, may reduce its size or nominate a substitute. If a substitute is nominated, proxies voting on the original nominee will be cast for the substituted nominee. Our Board of Directors has no reason to believe that any of its director nominees for election at the Annual Meeting will be unable or unwilling to serve if elected as a director.
Whether you plan to attend the Annual Meeting virtually and vote virtually or not, we urge you to have your vote recorded. Stockholders may submit a proxy to vote their shares: (1) via the Internet; (2) by telephone by calling 1-800-690-6903 to reach a toll-free, automated voting line; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail. YOUR VOTE IS VERY IMPORTANT! Your prompt response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED FOR ELECTION AS DIRECTORS.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
At the Annual Meeting, you and the other stockholders will vote on the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2025.
The audit committee has appointed Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2025. Grant Thornton has served as our independent registered public accounting firm since March 30, 2023. We expect that Grant Thornton representatives will not be present at the Annual Meeting and will not be available to respond to questions posed by stockholders. Additional information about Grant Thornton can be found in this Proxy Statement under “Certain Information About Management — The Audit Committee — Independent Registered Public Accounting Firm.”
Stockholder ratification of the appointment of Grant Thornton as our independent registered public accounting firm is not required. However, the Board is submitting the appointment of Grant Thornton to the stockholders for ratification as a matter of good corporate governance. Notwithstanding its appointment of Grant Thornton and even if Grant Thornton’s appointment is ratified by stockholders, the audit committee may select new auditors at any time in the future in its discretion if it deems such decision to be in our best interests. If the appointment of Grant Thornton is not ratified by our stockholders, the audit committee may consider whether it should appoint another independent registered public accounting firm.
Vote Required
Under our bylaws, the affirmative vote of a majority of the votes cast on this proposal is required for the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2025. Abstentions and broker non-votes, if any, will not count as votes for or against this proposal and will have no effect on the determination of this proposal.
The appointed proxies will vote your shares of common stock as you instruct. If you properly submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2025.
Whether you plan to attend the Annual Meeting virtually and vote virtually or not, we urge you to have your vote recorded. Stockholders may submit a proxy to vote their shares: (1) via the Internet; (2) by telephone by calling 1-800-690-6903 to reach a toll-free, automated voting line; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail. YOUR VOTE IS VERY IMPORTANT! Your prompt response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING
DECEMBER 31, 2025.

PROPOSAL 3. TO APPROVE, ON AN ADVISORY (NON-BINDING) BASIS, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS FOR THE YEAR ENDED DECEMBER 31, 2024
General Information
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act enable our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation paid to our named executive officers, as disclosed in this Proxy Statement in accordance with the SEC’s rules.
Say-on-Pay Vote Mechanics
We are asking our stockholders to provide advisory (non-binding) approval of the compensation paid to our named executive officers for the year ended December 31, 2024, as described in the compensation tables and narrative disclosures of this Proxy Statement (beginning on page 16).
At our annual meeting of stockholders held on August 23, 2022, the Board recommended, and stockholders voted, to hold this advisory vote, known as a “Say-on-Pay” vote, every year, with which the Board agreed. It is expected that the next stockholder “Say-on-Pay” vote will occur at the 2026 annual meeting of stockholders.
This advisory (non-binding) vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as described in this Proxy Statement.
The compensation committee considers the results of the advisory (non-binding) “say-on-pay” vote when setting executive compensation policies and decisions.
Highlights of our Executive Compensation Program
Our compensation committee engaged FPL Associates, L.P. as an independent compensation consultant in October 2020 to (a) prepare a compensation benchmarking analysis of pay levels at peer group companies for our key executives for the 25th percentile, median, 75th percentile and average pay levels; and (b) provide information, including best practices and market trends, and examples of relevant long-term incentive programs in the REIT industry. The compensation consultant presented its findings to the compensation committee in December 2020. After reviewing the benchmarking analysis, in January 2021, the compensation committee recommended, and the Board of Directors approved, the following for years 2021 through 2024:
•
The Chief Executive Officer’s base salary was set below the 25th percentile of the peer group and he waived any cash bonuses for 2021 through 2023 in order to align with stockholders by agreeing that all of his incentive compensation would be in the form of equity awards during those years. Since there were no new equity awards in 2024, the Board of directors approved a cash bonus of $115,000 for our Chief Executive Officer for 2024;

•
The Chief Financial Officer’s base salary was set at the 37.5th percentile of the peer group and his total cash compensation including a discretionary cash bonus was set at the median level of the peer group;

•
The Chief Operating Officer and General Counsel’s base salary was set at the 37.5th percentile of the peer group and his total cash compensation including a discretionary cash bonus was set at the median level of the peer group; and

•
Executive officers’ 2021 stock awards vested over three years and the compensation committee therefore considered the annual value of this incentive plan in determining the amount of the stock award. There were no additional stock awards for 2022 or 2023 since the stock awards granted in 2021 were intended to provide the executive officer’s stock compensation for 2021 through 2023. There were no stock awards to executive officers in 2024.

See “Certain Information about Management—Compensation of Executive Officers” for information regarding the grants of Class X OP Units to Messrs. Halfacre, Pacini and Raney in February 2025.

We believe that our executive compensation program:
•	Aligns executive compensation to business objectives and overall company performance;
•	Aligns executives’ long-term interests with those of our stockholders;
•	Attracts, retains, and motivates highly-qualified executives;
•	Balances the focus on short- vs. longer-term performance objectives through an appropriate mix of short-term cash incentive awards and equity incentive awards that vest over a number of years; and
•
Has features designed to further align executive compensation with stockholder interests and mitigate risks, including: (i) no minimum guaranteed base salary increases and (ii) no significant perquisites.

Vote Required
Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will not count as votes for or against this proposal and will have no effect on the determination of this proposal.
The appointed proxies will vote your shares of common stock as you instruct. If you properly submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the advisory (non-binding) approval of the compensation paid to our named executive officers for the year ended December 31, 2024.
Whether you plan to attend the Annual Meeting virtually and vote virtually or not, we urge you to have your vote recorded. Stockholders may submit a proxy to vote their shares: (1) via the Internet; (2) by telephone by calling 1-800-690-6903 to reach a toll-free, automated voting line; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail. YOUR VOTE IS VERY IMPORTANT! Your prompt response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE SAY-ON-PAY
PROPOSAL, AS STATED BY THE FOLLOWING RESOLUTION:
“RESOLVED, that the company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2024 Summary Compensation Table and the other related tables and disclosures.”
The say-on-pay vote is advisory, and therefore not binding on the company, our Board of Directors or our compensation committee. Our Board of Directors and the compensation committee value the opinions of our stockholders and will take into account the outcome of this vote in considering future compensation arrangements.

PROPOSAL 4. TO APPROVE THE REVERSE STOCK SPLIT PROPOSAL
General Information
Our Board of Directors has unanimously approved, and recommended that our stockholders approve, a proposal to authorize the Board of Directors, in its discretion, to amend our charter (the “Reverse Stock Split Amendment”) to effect a reverse stock split of our outstanding common stock by combining outstanding shares of common stock into a lesser number of outstanding shares of common stock at a ratio of not less than 1-for-500 and not more than 1-for-1,500 (the “Reverse Stock Split”), with the exact ratio to be set within this range by our Board of Directors, in its sole discretion. The form of the proposed Reverse Stock Split Amendment is attached as Annex A to this Proxy Statement. The Board of Directors has determined that the Reverse Stock Split Amendment is advisable and in the best interests of the Company and our stockholders, and has submitted it for consideration by our stockholders at the Annual Meeting.
Upon the effectiveness of the Reverse Stock Split Amendment, the outstanding shares of our common stock will be combined into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares in accordance with the ratio for the Reverse Stock Split selected by our Board of Directors. The Reverse Stock Split Amendment that will be filed for record to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by our Board of Directors, within the range approved by our stockholders.
If the Reverse Stock Split Proposal is approved by our stockholders, our Board of Directors will have the sole discretion to effect the amendment and Reverse Stock Split at any time prior to December 31, 2026, and to fix the specific ratio for the Reverse Stock Split, provided that the ratio will be not less than 1-for-500 and not more than 1-for-1,500. We believe that enabling our Board of Directors to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement the split in a manner designed to maximize the anticipated benefits to us, as described below. The determination of the ratio of the Reverse Stock Split will be based on a number of factors, described further below under the heading “Determination of the Reverse Stock Split Ratio.”
No fractional shares will be issued in connection with the Reverse Stock Split and, to the extent a stockholder would only be entitled to receive fractional shares as a result of the Reverse Stock Split, such stockholder will only be entitled to receive cash in lieu of such fractional shares and will cease to be a stockholder of the Company, as described below under “Treatment of Fractional Shares.” For all other stockholders entitled to receive whole shares of common stock after the Reverse Stock Split (the “Continuing Stockholders”), the Reverse Stock Split will not affect the relative percentage of shares owned by any Continuing Stockholder, except for de minimis changes as a result of the elimination of fractional shares. If stockholders do not want to cash out their holdings of common stock, they may purchase additional shares on the open market to increase their record account to at least 1,500 shares, or, if applicable, consolidate accounts to hold at least 1,500 shares of common stock.
If the Reverse Stock Split Proposal is approved by our stockholders and our Board of Directors determines to effect the Reverse Stock Split, the Company will have the authority to file the Reverse Stock Split Amendment with the State Department of Assessments and Taxation of Maryland (the “SDAT”), which will become effective at the time specified in the Reverse Stock Split Amendment (which we refer to as the “effective time”); provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the SDAT and as the Board of Directors deems necessary and advisable. The exact timing of the filing of the Reverse Stock Split Amendment and the Reverse Stock Split will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to us. Our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the Reverse Stock Split Amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the Reverse Stock Split Amendment with the SDAT, our Board of Directors, in its sole discretion, determines that it is no longer in our best interests to proceed. The Board of Directors currently intends to effect the Reverse Stock Split. If our Board of Directors does not effect any Reverse Stock Split on or prior to December 31, 2026, stockholder approval would again be required prior to implementing any Reverse Stock Split.

Reasons for the Reverse Stock Split
Our common stock is publicly traded and listed on NYSE under the symbol “MDV.” The Company has a large number of registered stockholders who hold a small number of shares of common stock. As of March 31, 2025, stockholders representing approximately 25% of the total number of record holders of common stock owned less than 8% of the total number of outstanding shares of common stock. Continuing to maintain accounts for these stockholders through the Company’s registrar and transfer agent results in significant general and administrative expenses, including costs in connection with transfer agent and registrar fees, printing and mailing costs to deliver proxy materials, our annual report and other stockholder information and other administrative expenses. The primary purposes for effecting the Reverse Stock Split, should our Board determine to effect one, would be to:
•
Reduce the number of stockholders of record with small accounts directly registered with our transfer agent, which would result in cost savings for the Company and provide Company management with more time to focus on operating the Company’s business; and

•	To enhance long-term market liquidity of the Company’s common stock and diversify ownership across a larger number of broker-dealers.
In addition, we expect that the Reverse Stock Split will increase the market price of our common stock as a result of having fewer outstanding shares; however, the Reverse Stock Split may not result in a permanent increase in the market price of our common stock, which will continue to be dependent on many factors, including general economic, market, and industry conditions and other factors detailed from time to time in the reports we file with the SEC.
Risks Associated with the Reverse Stock Split
Before voting on this proposal, you should consider the following risks associated with the implementation of the Reverse Stock Split.
The Reverse Stock Split May Not Result in the Expected Benefits over the Long-Term.
The effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will result in any or all of the expected benefits described above for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of our common stock will proportionally increase the market price of our common stock, we cannot assure you that the Reverse Stock Split will increase the market price of our common stock by a multiple of the Reverse Stock Split ratio or result in any permanent or sustained increase in the market price of our common stock. The market price of our common stock depends on multiple factors, many of which are unrelated to the number of shares outstanding, including our business and financial performance, general market conditions and prospects for future success, any of which could have a counteracting effect to the Reverse Stock Split on the per share price.
The Reverse Stock Split May Decrease the Liquidity of Our Common Stock.
Although our Board believes that the Reverse Stock Split will result in meaningful cost savings to the Company as a result of reducing the number of stockholders of record with small accounts and an increase in the market price of our common stock, which could lead to increased interest in our common stock and possibly promote greater liquidity for our stockholders, there can be no assurance that this will occur. In addition, the Reverse Stock Split will also reduce the total number of outstanding shares of our common stock, which may lead to reduced trading and a smaller number of market makers for our common stock.
The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs Per Share to Sell.
If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of our common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of common stock following the Reverse Stock Split may be required to pay higher relative transaction costs if they sell their common stock.

The Reverse Stock Split Will Increase the Number of Shares of our Common Stock Available for Issuance, Which May Result in the Dilution of Existing Stockholders and Could Have an Anti-Takeover Effect.
If the Reverse Stock Split is implemented, it will not change the total number of shares of our common stock authorized under our charter, but will reduce the number of outstanding shares of our common stock. Accordingly, the number of shares of our common stock available for issuance will increase following the implementation of the Reverse Stock Split.
Such available shares may be used for future corporate purposes, including future acquisitions, investment opportunities, capital raising transactions involving equity or convertible securities, future at-the-market offerings of common stock, or employee equity incentive plans. The issuance of equity securities in connection with any such transactions may result in potentially significant dilution of our current stockholders’ ownership interests in the Company.
Such available shares could also be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of our Board of Directors. A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price.
Although an increase in the shares of common stock available for issuance could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split Proposal is not in response to any effort of which the Company is aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board of Directors and stockholders.
The Reverse Stock Split May Lead to a Decrease in Our Overall Market Capitalization.
The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of the Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the Reverse Stock Split.
Potential Consequences if the Reverse Stock Split Proposal is Not Approved.
If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split within the range set forth above.
Determination of the Reverse Stock Split Ratio
Our Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of the Company and our stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than one-for-1,500 (1:1,500).
The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:
•	the number of then-current stockholders with small accounts;
•	the per share price of our common stock immediately prior to the Reverse Stock Split;
•	the expected stability of the per share price of our common stock following the Reverse Stock Split;
•	prevailing market conditions;
•	general economic conditions in our industry;
•	the likelihood that the Reverse Stock Split will result in the expected cost savings and other benefits described above; and
•	our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.
Board Discretion to Effect a Reverse Stock Split
If the Reverse Stock Split Proposal is approved by our stockholders, our Board of Directors will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. Our Board of Directors currently intends to effect the Reverse Stock Split. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split.
If our stockholders approve the Reverse Stock Split Proposal at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of the Company and our stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to December 31, 2026, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split will be abandoned.
We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of our common stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of our common stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.
Effect of the Reverse Stock Split
Effects of the Reverse Stock Split on Our Capital Stock
If the Reverse Stock Split Proposal is approved, there will be no immediate impact on our stockholders until the Board of Directors determines to implement the Reverse Stock Split. If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of common stock at a ratio of 1-for-500 to 1-for-1,500. Accordingly, each Continuing Stockholder will own fewer shares of common stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in fractional shares in the Reverse Stock Split, which will be treated as described below under “Treatment of Fractional Shares.” Voting rights and other rights and preferences of the holders of common stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding common stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding common stock after the Reverse Stock Split (other than adjustments as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of common stock will remain $0.001. The number of stockholders of record also will not be affected by the proposed Reverse Stock Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Reverse Stock Split. Following the Reverse Stock Split, our common stock will continue to be listed on NYSE, under the symbol “MDV,” although it would receive a new CUSIP number.
We are currently authorized to issue a maximum of 300,000,000 shares of our Class C common stock and 100,000,000 shares of our Class S common stock. As of the record date, there were 10,108,147 shares of our Class C common stock and no shares of our Class S common stock issued and outstanding. Although the number of authorized shares of our common stock will not change after the Reverse Stock Split, the number of shares of our common stock issued and outstanding will be reduced in proportion to the ratio selected by the Board of Directors. As a result, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, if implemented, the Board of Directors will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board of Directors deems appropriate. We do not currently have any plans, proposals or understandings to issue additional shares that would be available if the Reverse Stock Split is approved and effected.
The Reverse Stock Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.
Effects of the Reverse Stock Split on Outstanding Equity Awards
If the Reverse Stock Split is approved by our stockholders and the Board decides to implement the Reverse Stock Split, as of the effective time of the Reverse Stock Split, based on the Reverse Stock Split ratio selected by the Board, corresponding adjustments will be made to all outstanding equity awards, as applicable.
Effects of the Reverse Stock Split on Series A Preferred Stock
As of the record date for the Annual Meeting, there were 1,725,000 issued or outstanding shares of our 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock (the “Series A Preferred Stock”). The Reverse Stock Split will not impact the number of authorized or outstanding shares of our Series A Preferred Stock. However, if the Reverse Stock Split is approved by our stockholders and the Board of Directors decides to implement the Reverse Stock Split, as of the effective time of the Reverse Stock Split, all outstanding shares of our Series A Preferred Stock will have adjustments to the Share Cap (as defined in the Articles Supplementary that classified and designated such shares of Series A Preferred Stock (the “Articles Supplementary”)), which cap relates to the rate upon which shares of Series A Preferred Stock may be converted into shares of common stock upon a Change of Control during a continuing Delisting Event (each, as defined in the Articles Supplementary). Such adjustments to the Share Cap will be made proportionate with the Reverse Stock Split ratio selected by the Board of Directors and in accordance with the terms of the Series A Preferred Stock.
Effects of the Reverse Stock Split on Regulatory Matters
Our common stock is currently registered under Section 12(b) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act or our periodic or other reporting requirements thereunder.
Effects of the Reverse Stock Split on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)
If the Reverse Stock Split is effected, we intend to treat outstanding common stock held by stockholders in “street name,” through a bank, broker or other nominee in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding shares of our common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than stockholders of record for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. If you hold shares of common stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.
Effects of the Reverse Stock Split on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but Do Not Hold Certificates)
Stockholders that hold their shares electronically in book-entry form with our transfer agent, Computershare Trust Company, N.A., do not have stock certificates representing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder of record holds shares in book-entry form with our transfer agent, no action is needed to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of whole shares of common stock held following the Reverse Stock Split.

Takeover Defense Effects
We have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of common stock, with the intention of using the additional shares for takeover defense purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.
Treatment of Fractional Shares
No fractional shares will be issued in connection with the Reverse Stock Split. Instead, a stockholder of record who would otherwise be entitled to a fraction of a share as a result of the Reverse Stock Split will receive a cash payment equal to, at the discretion of the Board of Directors, either (1) such stockholder’s pro rata portion of the net proceeds from the sale of the aggregate of all fractional shares resulting from the Reverse Stock Split in the open market by the Company’s transfer agent, Computershare Trust Company, N.A., or its agent, or (2) an amount equal to the product obtained by multiplying (a) the fraction of a share by (b) the product obtained by multiplying (i) the closing price of the common stock as reported by NYSE on the trading date immediately prior to the effective date of the Reverse Stock Split by (ii) the number of shares of common stock being combined into one share per the Reverse Stock Split ratio. Therefore, to the extent a stockholder would only be entitled to receive fractional shares as a result of the Reverse Stock Split, such stockholder will only be entitled to receive cash in lieu of such fractional shares and will cease to be a stockholder of the Company and, except for the right to receive the cash payment in lieu of fractional shares, a stockholder will not have any voting, dividend or other rights with respect to the fractional shares such stockholder would otherwise be entitled to receive.
Appraisal Rights
Under the Maryland General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split.
Interests of Certain Persons in Matters to Be Acted Upon
No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.
Accounting Matters
The Reverse Stock Split would not affect the par value of our common stock per share, which would remain $0.001 per share, while the number of outstanding shares of common stock would decrease in accordance with the Reverse Stock Split ratio. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet would decrease, and the additional paid-in capital account on our balance sheet would increase by an offsetting amount. Following the Reverse Stock Split, the reported per-share net income (or loss) would be higher because there would be fewer shares of common stock outstanding and we would adjust historical per-share amounts set forth in our future financial statements.
Reservation of Right to Abandon the Amendment to our Charter
As described above, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to effectiveness of the Reverse Stock Split Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders to proceed with the Reverse Stock Split. By voting in favor of the Reverse Stock Split, you are expressly also authorizing the Board of Directors to delay or abandon the Reverse Stock Split. If our Board of Directors does not effect any Reverse Stock Split on or before December 31, 2026, stockholder approval would again be required prior to implementing any Reverse Stock Split.
Forward Stock Split via Stock Dividend Following Reverse Stock Split
Following the Reverse Stock Split, we intend to monitor the trading and liquidity of our common stock on the NYSE. If deemed advisable and in the best interests of the Company and our stockholders, the Board of Directors may in the future authorize the Company to effect a forward stock split of at least 500-to-1 payable in the form of a stock dividend to holders of record as of a record date to be set by the Board of Directors. We expect such forward split, if any, to be effected within 90 days following the effective time of the Reverse Stock Split. Such forward stock split, if any, will not affect the relative percentage of shares owned by any particular stockholder immediately before such forward stock split and will not affect the relative voting or other rights that accompany the shares of our common stock. The Maryland General Corporation Law does not require us to seek a vote of stockholders to consummate a forward stock split, and we are therefore not seeking your vote to approve a forward stock split. There can be no guarantee that the Board of Directors will authorize a forward stock split payable via a stock dividend or otherwise in the future.
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, the final, temporary, and proposed U.S. Treasury Regulations promulgated thereunder, and administrative rulings and judicial decisions now in effect, all of which are subject to change at any time or subject to different interpretations (possibly with retroactive effect). This discussion does not purport to deal with all aspects of U.S. federal income taxation that may be relevant to the Reverse Stock Split in light of a stockholder’s personal circumstances or to certain types of stockholders that may be subject to special tax treatment, such as, but not limited to, banks and other financial institutions, retirement plans, employee stock ownership plans, regulated investment companies or real estate investment trusts, partnerships or other pass-through entities for U.S. federal income tax purposes (or investors in such entities), tax-exempt entities or organizations, United States expatriates, persons that have a principal place of business or “tax home” outside of the United States, persons subject to special rules under Section 892 of the Code, persons who receive our securities through the exercise of employee stock options or otherwise as compensation, controlled foreign corporations, passive foreign investment companies, corporations that accumulate earnings to avoid U.S. federal income tax, insurance companies, subchapter S corporations, dealers in securities and foreign currencies, traders in securities that elect to use a mark-to-market method of accounting for their securities, brokers, persons who hold our securities as part of a hedge, straddle, conversion, integrated, or other risk reduction or constructive sale transaction, persons required to report income no later than when such income is reported on an “applicable financial statement,” U.S. holders (as defined below) whose functional currency is not the U.S. dollar, U.S. holders that hold our stock through non-U.S. brokers or other non-U.S. intermediaries, or persons subject to the alternative minimum tax. In addition, this summary does not include any description of the tax laws of any state, local, or non-U.S. jurisdiction that may be applicable to a particular stockholder and does not consider any aspects of U.S. federal tax law other than income taxation (such as estate and gift tax or Medicare contribution tax laws). In addition, this discussion is limited to persons who hold our common stock as a “capital asset” (generally, property held for investment) within the meaning of Section 1221 of the Code.
As used herein, the term “U.S. holder” means a beneficial owner of common stock that is, for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the United States;
•	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
•
a trust if it (1) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source.
As used herein, the term “non-U.S. holder” means a beneficial owner of common stock that is neither a U.S. holder nor a partnership (or an entity treated as a partnership) for U.S. federal income tax purposes.
If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. A beneficial owner that is a partnership and partners in such a partnership are urged to consult their tax advisors about the U.S. federal income tax consequences of the Reverse Stock Split and of owning our common stock.

This discussion is not binding on the Internal Revenue Service (the “IRS”). Except as discussed herein, we have not sought, and will not seek, any ruling from the IRS or an opinion from counsel with respect to the statements made in the following discussion. Accordingly, there can be no assurance that the IRS will not take a position contrary to such statements or that any such contrary position taken by the IRS would not be sustained by a court.
Stockholders are urged to consult their own tax advisors with respect to the application of the U.S. federal income tax laws to their particular situations as well as any tax consequences arising under the U.S. federal estate or gift or other rules or under the laws of any state, local or non-U.S. taxing jurisdiction or under any applicable tax treaty.
Tax Consequences to the Company
The proposed Reverse Stock Split is intended to be treated as a “recapitalization” pursuant to Section 368(a)(1)(E) of the Code. As a result, we should not recognize taxable income, gain, or loss in connection with the proposed Reverse Stock Split.
Tax Consequences of the Reverse Stock Split to U.S. Holders of Common Stock
U.S. holders of common stock generally will not recognize any gain or loss for U.S. federal income tax purposes upon the proposed Reverse Stock Split, except with respect to cash, if any, received in lieu of a fractional share of common stock (discussed below). Each U.S. holder’s aggregate tax basis in the shares of common stock received in the Reverse Stock Split (including any fractional shares of common stock deemed received and exchanged for cash as described below) will equal such U.S. holder’s aggregate adjusted tax basis in the shares of common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of common stock) in the Reverse Stock Split. The holding period of the shares of common stock received by a U.S. holder in the Reverse Stock Split (including any fractional shares of common stock deemed received and exchanged for cash as described below) will include such U.S. holder’s holding period for the shares of common stock surrendered in the Reverse Stock Split. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization, such as the proposed Reverse Stock Split, to shares received in a recapitalization. If a U.S. holder acquired its common stock on different dates and at different prices, such U.S. holder should consult its tax advisor with respect to the determination of the tax bases and holding periods of the shares of common stock received in the Reverse Stock Split.
If a U.S. holder of common stock receives cash in lieu of a fractional share of common stock, the U.S. holder will generally be treated as having received such fractional share of common stock pursuant to the Reverse Stock Split and then as having received cash in exchange for such fractional share of common stock. A U.S. holder will recognize taxable gain or loss in an amount equal to the difference between the amount of cash received in lieu of a fractional share and the U.S. holder’s basis in the fractional share of common stock as set forth above. Such taxable gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if, as of the effective time of the Reverse Stock Split, the U.S. holder’s holding period for such fractional share (including the holding period of shares of common stock surrendered therefor) exceeds one year. For non-corporate U.S. holders of common stock, long-term capital gain generally will be taxed at a U.S. federal income tax rate that is lower than the rate for ordinary income or for short-term capital gain. All or a portion of any loss that a U.S. holder realizes upon the taxable disposition of the fractional share of common stock may be disallowed if the U.S. holder purchases the same type of stock within 30 days before or after the disposition. The deductibility of capital losses is subject to certain limitations.
Tax Consequences of the Reverse Stock Split to Non-U.S. Holders of Common Stock
Non-U.S. holders of common stock generally will not recognize any gain or loss for U.S. federal income tax purposes, except with respect to cash, if any, received in lieu of a fractional share of common stock (discussed below). Each non-U.S. holder’s aggregate tax basis in the shares of common stock received in the Reverse Stock Split (including any fractional shares of common stock deemed received and exchanged for cash as described below) will equal such non-U.S. holder’s aggregate adjusted tax basis in the shares of common stock surrendered in the Reverse Stock Split. The holding period of the shares of common stock received by a non-U.S. holder in the Reverse Stock Split (including any fractional shares of common stock deemed received and exchanged for cash as described below) will include such non-U.S. holder’s holding period for the shares of common stock surrendered in the Reverse Stock Split. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization, such as the proposed Reverse Stock Split, to shares received in a recapitalization. If a non-U.S. holder acquired its common stock on different dates and at different prices, such non-U.S. holder should consult its tax advisor with respect to the determination of the tax bases and holding periods of the shares of common stock received in the Reverse Stock Split.
If a non-U.S. holder of common stock receives cash in lieu of a fractional share of common stock, the non-U.S. holder will generally be treated as having received such fractional share of common stock pursuant to the Reverse Stock Split and then as having received cash in exchange for such fractional share of common stock. A non-U.S. holder will recognize taxable gain or loss in an amount equal to the difference between the amount of cash received in lieu of a fractional share and the non-U.S. holder’s basis in the fractional share of common stock as set forth above. Subject to the discussion below concerning FIRPTA, a non-U.S. holder will generally not be subject to U.S. federal income tax or withholding tax, unless one of the following tests is satisfied: (i) the gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States, and, if the non-U.S. holder is entitled to the benefits of an applicable income tax treaty with the United States with respect to that gain, that gain is attributable to a permanent establishment maintained by the non-U.S. holder in the United States (the “ECI Test”); or (ii) the non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year in which the gain is recognized and certain other conditions are met (the “183 Day Test”).
If the non-U.S. holder satisfies the ECI Test, any income or gain that is taxable as a result generally will be subject to U.S. federal income tax, net of certain deductions, at regular U.S. federal income tax rates. If a non-U.S. holder is a corporation, its earnings and profits that are attributable to the effectively connected income (subject to certain adjustments) may be subject to an additional U.S. branch profits tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).
If the non-U.S. holder satisfies the 183 Day Test, any gain that is taxable (net of certain U.S.-source losses) will be taxed at a flat rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).
FIRPTA
Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), gains from U.S. real property interests (“USRPIs”) are treated as income effectively connected with a U.S. trade or business (“ECI”) that are subject to U.S. federal income tax at graduated rates in the same manner as if the non-U.S. stockholder were a U.S. stockholder (and potentially to branch profits tax to non-U.S. corporations), and will generate return filing obligations in the United States for such non-U.S. stockholders. USRPIs for purposes of FIRPTA generally include interests in real property located in the United States and loans that provide the lender with a participation in the profits, gains, appreciation (or similar arrangements) of real property located in the United States. Loans secured by real property located in the United States that do not provide the lender with a participation in profits, gains, appreciation (or similar arrangements) of the real property are generally not treated as USRPIs.
In addition, stock of a domestic corporation (including a REIT such as us) will be a USRPI if at least 50% of its real property assets and assets used in a trade or business are USRPIs at any time during a prescribed testing period. Notwithstanding the foregoing rule, our shares will not be a USRPI (i) if we are “domestically-controlled”, (ii) if our shares owned are of a class that is regularly traded on an established securities market and the selling non-U.S. stockholder owned, actually or constructively, 10% or less of our outstanding stock of that class at all times during a specified testing period (generally the lesser of the five year period ending on the date of disposition or the period of our existence), (iii) with respect to a selling non-U.S. stockholder that is a “qualified shareholder” or (iv) with respect to a selling non-U.S. stockholder that is a “qualified foreign pension fund”. A domestically controlled REIT is a REIT in which, at all times during a specified testing period (generally the lesser of the five year period ending on the date of disposition of the REIT’s shares of stock or the period of the REIT’s existence), less than 50% in value of its outstanding shares of stock is held directly or indirectly by non-U.S. persons. Under recently finalized Treasury regulations, for purposes of the determination of whether a REIT is domestically controlled, the ownership by non-U.S. persons is determined by looking through various entities, including non-publicly traded partnerships, REITs, regulated investment companies, and domestic “C corporations” owned more than 50% directly or indirectly by foreign persons, and by treating “qualified foreign pension funds” as foreign persons for this purpose. We can provide no assurances that we will qualify or continue to qualify as “domestically controlled”. Our Class C common stock and Series A preferred stock is “regularly traded” on the NYSE. Non-U.S. Stockholders are urged to consult their tax advisors regarding the application of these rules.

Tax Reporting Regarding the Reverse Stock Split
If the Reverse Stock Split qualifies as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code, each U.S. Holder who receives shares of our common stock in the Reverse Stock Split would be required to retain permanent records pertaining to the Reverse Stock Split and to make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the amount, basis, and fair market value of all property received or disposed of in connection with the Reverse Stock Split and relevant facts regarding any liabilities assumed or extinguished, if any, as part of such reorganization. Each U.S. Holder who owns at least five percent (by vote or value) of our total outstanding common stock or who owns our securities with a basis of $1,000,000 or more are required to attach a statement to their tax returns for the year in which the reverse stock split is consummated that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the holder’s tax basis in our common stock and the fair market value of such stock. Each U.S. Holder should consult with its tax advisor to comply with these rules.
Backup Withholding and Information Reporting
Backup withholding (currently at a rate of 24%) and information reporting may apply payments of cash made in lieu of a fractional share in connection with the Reverse Stock Split. To avoid backup withholding, each holder of our common stock should furnish its taxpayer identification number and comply with any applicable certification procedures, or establish an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. Each stockholder is urged to consult its own tax advisor regarding the information reporting and backup requirements applicable to it.
THE TAX DISCUSSION SET FORTH ABOVE IS FOR GENERAL INFORMATION ONLY AND SHOULD NOT BE CONSIDERED TO DESCRIBE FULLY THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT. STOCKHOLDERS ARE STRONGLY URGED TO CONSULT, AND MUST RELY ON, THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, INCLUDING WITHOUT LIMITATION, THE EFFECT OF U.S. FEDERAL TAXES (INCLUDING TAXES OTHER THAN INCOME TAXES) AND STATE, LOCAL, AND NON-U.S. TAX CONSIDERATIONS, AS WELL AS THE POTENTIAL CONSEQUENCES OF ANY CHANGES THERETO MADE BY FUTURE LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL DEVELOPMENTS (WHICH MAY HAVE RETROACTIVE EFFECT).
Vote Required
Approval of the Reverse Stock Split Proposal requires the affirmative vote of a majority of all the votes entitled to be cast on such proposal. Abstentions and broker non-votes, if any, will have the same effect as votes against this proposal, although they will be considered present for the purpose of determining the presence of a quorum.
The appointed proxies will vote your shares of common stock as you instruct. If you properly submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the Reverse Stock Split Proposal.
Whether you plan to attend the Annual Meeting virtually and vote or not, we urge you to have your vote recorded. Stockholders may submit a proxy to vote their shares: (1) via the Internet; (2) by telephone by calling 1-800-690-6903 to reach a toll-free, automated voting line; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail. YOUR VOTE IS VERY IMPORTANT! Your prompt response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REVERSE
STOCK SPLIT PROPOSAL.

STOCKHOLDER PROPOSALS
Stockholder Proposals and Nomination of Director Candidates Not Intended for Inclusion in Proxy Materials. Pursuant to our current bylaws, a stockholder seeking to present a proposal of business or nominate a director for election to our Board of Directors at the 2026 annual meeting of stockholders under the advance notice requirements set forth in our bylaws, must notify us of the nomination or other proposal in writing by not later than 5:00 p.m., Eastern Time, on December 31, 2025, nor earlier than December 1, 2025. However, in the event that the 2026 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the 2025 annual meeting of stockholders, notice by the stockholder to be timely must be received no earlier than the 150th day prior to the date of the 2026 annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the meeting, as originally convened, or the 10th day following the date of the first public announcement of the meeting. Other specifics regarding the notice procedures, including the required content of the notice, can be found in Article II, Section 11(a) of our bylaws.
Proposals for Inclusion in Proxy Materials. A stockholder seeking to have a proposal included in the proxy statement for our 2026 annual meeting of stockholders must comply with Rule 14a-8 under the Exchange Act, which sets forth the requirements for including stockholder proposals in Company-sponsored proxy materials. In accordance with Rule 14a-8, any such proposal must be received by the Company’s Secretary at the Company’s principal executive offices by no later than December 31, 2025, unless the date of our 2026 annual meeting of stockholders is more than 30 days before or after July 23, 2026, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials.
OTHER MATTERS
As of the date of this Proxy Statement, we are not aware of any business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.
HOUSEHOLDING OF PROXY MATERIALS
We have adopted a procedure permitted by SEC rules that is commonly referred to as “householding.” Under this procedure, a single set of proxy materials is delivered to multiple stockholders sharing an address unless we receive contrary instructions from any stockholder at that address. We have adopted this procedure because we believe it reduces the volume of duplicate information stockholders receive and helps to reduce our printing and postage costs.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, or if you and other stockholders sharing your address are receiving multiple sets of proxy materials and you would like to receive only a single copy in the future, please notify us directly if you are a stockholder of record by contacting us at:
MODIV INDUSTRIAL, INC.
2195 South Downing Street
Denver, CO 80210
(888) 686-6348
We will send promptly additional copies of the relevant materials following receipt of a request for additional copies.

ANNEX A

MODIV INDUSTRIAL, INC.
ARTICLES OF AMENDMENT
Modiv Industrial, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:
FIRST: The charter of the Corporation is hereby amended to provide that, immediately upon the Reverse Stock Split Effective Time (as defined below), every [•] shares of Class C Common Stock, par value $0.001 per share (the “Class C Common Stock”), of the Corporation that were issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall be combined into one issued and outstanding share of Class C Common Stock, par value $0.[•] per share; provided that no fractional shares of Class C Common Stock will be or remain issued upon such amendment and each stockholder otherwise entitled to a fractional share shall be entitled to receive in lieu thereof cash in an amount equal to [such stockholder’s pro rata percentage of the amount received per share upon the sale in one or more open market transactions of the aggregate of all such fractional shares][ the product obtained by multiplying (a) the fraction of a share by (b) the product obtained by multiplying (i) the closing price of the Class C Common Stock as reported by the New York Stock Exchange on the trading date immediately prior to the Reverse Stock Split Effective Time by (ii) [XX]].
SECOND: The amendment to the charter of the Corporation as set forth in Article FIRST above has been duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation as required by law.
THIRD: The charter of the Corporation is hereby amended, effective immediately after the Reverse Stock Split Effective Time, to decrease the par value of the shares of Class C Common Stock of the Corporation issued and outstanding immediately after the Reverse Stock Split Effective Time from $0 .[•] per share to $0.001 per share.
FOURTH: The amendment to the charter of the Corporation as set forth in Article THIRD above has been duly approved by a majority of the entire Board of Directors of the Corporation as required by law. The amendment set forth in Article THIRD above is limited to a change expressly authorized by Section 2-605(a)(2) of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.
FIFTH: There has been no increase in the authorized stock of the Corporation effected by the amendments to the charter of the Corporation as set forth above.
SIXTH: These Articles of Amendment shall become effective at [5]:00 p.m. on [   ], 202[  ] (the “Reverse Stock Split Effective Time”).
The undersigned officer acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its Chief Executive Officer and President and attested to by its Chief Financial Officer and Secretary on this    day of     202[  ].

ATTEST:	MODIV INDUSTRIAL, INC.
By:

Raymond J. Pacini		Aaron S. Halfacre
Chief Financial Officer and Secretary		Chief Executive Officer and President

A-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 22, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MDV2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 22, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V71638-P31929 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MODIV INDUSTRIAL, INC.

The Board of Directors recommends a vote FOR each of the director nominees listed in Proposal 1, and FOR Proposals 2, 3 and 4.

1. Election of Directors.

Nominees:	For	Withhold
1a. Aaron S. Halfacre	☐	☐
1b. Christopher R. Gingras	☐	☐
1c. Thomas H. Nolan, Jr.	☐	☐
1d. Kimberly Smith	☐	☐
1e. Connie Tirondola	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V71639-P31929

MODIV INDUSTRIAL, INC.
Annual Meeting of Stockholders to be Held on July 23, 2025 at 11:30 AM MDT
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Modiv Industrial, Inc. (the "Company") hereby appoint(s) Raymond J. Pacini and John Raney, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of the Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on July 23, 2025 at 11:30 AM MDT and any adjournment or postponement thereof. The undersigned acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If you submit your proxy without instructions, the named proxies will vote all shares FOR each of the director nominees listed in Proposal 1, and FOR Proposals 2, 3 and 4.

Whether or not direction is made, each of the named proxies is authorized to vote this proxy in accordance with the recommendation of the Board of Directors or in the absence of such a recommendation, in his discretion, on such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof, including matters incident to its conduct or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies for any and all of the proposals referenced herein.

Continued and to be signed on reverse side